UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21328

SMA Relationship Trust
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Tammie Lee, Esq. UBS Asset Management 1285 Avenue of the Americas New York, NY 10019
(Name and address of agent for service)

Copy to: Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1.  Reports to Stockholders.

SMA Relationship Trust

Annual Report | December 31, 2016

Includes:

• Series G

• Series M

• Series S

• Series T

This page intentionally left blank.

SMA Relationship Trust—Series G

February 17, 2017

Dear shareholder,

We present you with the annual report for Series G (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31 2016.

Portfolio performance

For the 12-month period, the Fund returned 2.40%. During the same period, its benchmark, the MSCI World ex USA Index (net) (the "Index"), returned 2.75%.

The Fund produced a positive absolute return during the reporting period, driven by broad-based stock selection. The Fund used derivatives for the purpose of hedging currencies and they were not used for taking active currency trades. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund's overall risk exposure. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 6.)

Market overview

The US economy faced a number of headwinds, but overcame these challenges and continued to expand during the reporting period. That being said, the overall pace was fairly tepid. The US Commerce Department reported that gross domestic product ("GDP") grew at a 0.9% seasonally adjusted annualized rate during the first quarter of 2016. After a disappointing 0.8% expansion during the second quarter, GDP grew 3.5% during the third quarter. This was the strongest growth rate since the third quarter of 2014. Finally, the Commerce Department's initial reading showed that fourth-quarter 2016 GDP grew 1.9%.1

From a global perspective, the International Monetary Fund ("IMF") maintained its forecast for generally modest growth. In the IMF's October 2016 World Economic Outlook Update it said, "The forces shaping the global outlook—both those operating over the short term and those operating over the long term—point to subdued growth for 2016 and a gradual recovery thereafter, as well as to downside risks." From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 1.5%, versus 1.7% in 2016. Japan's economy is expected to expand 0.6% in 2017, compared to 0.5% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will be 4.6% in 2017, versus 4.2% in 2016.

The global equity market experienced several setbacks and generated mixed results during the reporting period. Equities started the period on a weak note, due to concerns over moderating growth in China and falling oil prices. While the UK's vote to leave the European Union ("Brexit"), mixed economic data and several geopolitical issues triggered periods of volatility, equities generally rose from March through September 2016. After a period of weakness in October, US equities rallied sharply following the November elections given expectations for improving growth due to increased infrastructure spending by the Trump administration. However, international equities posted mixed results over the last two months of the year. All told, the US stock market, as measured by the S&P 500 Index, gained 11.96% for the 12 months ended December 31, 2016. International developed equities, as measured by the MSCI EAFE Index (net), rose a lackluster 1.00% during the reporting period. In contrast, emerging market equities, as measured by the MSCI Emerging Markets Index (net), returned 11.19%.

SMA Relationship Trust—
Series G

Investment Objective:

Provide long-term capital
appreciation

Portfolio Managers:

Charles Burbeck
Scott Wilkin
UBS Asset Management
(Americas) Inc.

Commencement:

May 6, 2011

Dividend Payments:

Annual

1  Based on the Commerce Department's initial estimate announced on January 27, 2017, after the reporting period had ended.

SMA Relationship Trust—Series G

Portfolio commentary

What worked:

The Fund's performance is typically driven by stock selection, and sector allocations are a by-product of our bottom-up stock selection process.

Stock selection in the healthcare, information technology ("IT") and materials sectors contributed to results:

•  The healthcare sector significantly lagged the Index in 2016, largely as a result of investor uncertainty about future US government policy. Avoiding many of the weakest securities, such as Novo-Nordisk (Denmark), Teva Pharmaceutical (Israel), Valeant Pharmaceuticals (Canada) and Novartis (Switzerland) was beneficial for the Fund's relative performance. Also within the sector, the Fund's positions in Actelion (Switzerland) and Fresenius SE (Germany) contributed to performance. Actelion was sold prior to the end of the reporting period, as the stock had reached our estimate of intrinsic value.

•  In the IT sector, the largest driver of positive results was the Fund's position in UK-based ARM Holdings. Its shares rallied sharply after the agreed takeover offer from Japanese telecommunication company Softbank. Subsequent to the takeover of ARM Holdings by Softbank, we exited our position in the company prior to the end of the reporting period. The Fund's position in Japanese electronics and semiconductor company Tokyo Electron was also additive for performance as it outperformed the Index.

•  Positive performance in the materials sector was driven by stock selection in a number of companies, including global miners Rio Tinto and Anglo American (both listed in the UK), Japan's Shin-Etsu Chemical, Koninklijke DSM of the Netherlands and Thyssenkrupp of Germany.

What didn't work:

Stock selection in financials and the consumer sectors drove the Fund's underperformance during the reporting period.

•  Despite being a source of strong performance in recent months, the Fund's holdings in the financials sector was the largest detractor from results during the reporting period as a whole. Among the weakest performers was Japanese company Mitsubishi UFJ. It was negatively impacted by the introduction of negative interest rates by the Bank of Japan in January 2016. We subsequently sold the position from the portfolio. Another headwind for results was Mitsui Fudosan, a Japanese real estate developer. While it rebounded toward the end of the reporting period, it was not enough to offset its earlier decline. A number of the Fund's European financials positions were also negative for performance, including Intesa Sanpaolo of Italy and Lloyds Banking Group of the UK. However, shares in both companies have rebounded significantly in recent months. We decreased the Fund's position in Lloyds Banking Group into this rally, and then closed this position after the end of the reporting period, but Intesa Sanpaolo continues to be held as we see the potential for further upside.

•  Japanese consumer discretionary company NHK Spark Plug, along with UK-based Next and Tui Group of the UK detracted from results. UK-listed consumer staples company AB Foods was also a headwind for performance. All three companies were sold and replaced with alternative consumer companies that we felt offered relatively better upside potential.

Outlook

Overall, we see equity markets as a little more expensive than average. However, we remain relatively positive about the overall asset class as it is supported by a likely rise in (US-led) nominal GDP growth, improvement in earnings

SMA Relationship Trust—Series G

and money flows out of bonds. The key risks are centered on geopolitics. In particular, relations between the incoming US government and its counterparts in the Middle East, Asia or Russia may become tense which could lead to rising risk premia. Elsewhere, European politics could spur volatility. While investors have been relatively sanguine about the rise of populism thus far, there is a risk that rhetoric around forthcoming elections in the Netherlands, France and Germany destabilizes the market. It is not our central expectation, but there is also the risk that bond yields and/or the US dollar rise too far, too fast, leading to disorderly and disruptive adjustments.

Against this background, while equity markets could remain volatile, we continue to search for fundamentally mispriced securities and remain ready to take advantage of any opportunities presented by price/value dislocations caused by short-term sentiment.

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series G Managing Director UBS Asset Management (Americas) Inc.	Charles Burbeck Portfolio Manager SMA Relationship Trust—Series G Managing Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2016. The views and opinions in the letter were current as of February 17, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, or by calling UBS Funds at 800-647 1568.

SMA Relationship Trust—Series G

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/16	1 year	5 years	Since inception[1]
SMA Relationship Trust—Series G	2.40%	4.42%	(1.30)%
MSCI World ex USA Index (net)[2]	2.75	6.07	1.73

1  Since inception returns are calculated as of the performance inception date, May 6, 2011, of SMA Relationship Trust—Series G.

2  The MSCI World ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series G versus the MSCI World ex USA Index (net) from May 6, 2011, which is the Fund inception date, through December 31, 2016.

SMA Relationship Trust—Series G

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Portfolio statistics—December 31, 2016 (unaudited)

Top ten holdings1

Percentage of net assets
British American Tobacco plc	3.6%
Roche Holding AG	2.5
Royal Dutch Shell plc, Class A	2.3
Toronto-Dominion Bank (The)	2.3
Deutsche Telekom AG	2.2
KDDI Corp.	2.2
Sony Corp.	2.2
Suncor Energy, Inc.	2.2
BP plc	2.1
Fresenius SE & Co. KGaA	2.1
Total	23.7%

Top five issuer breakdown by country or territory of origin1

Percentage of net assets
Japan	19.8%
United Kingdom	18.0
Germany	9.6
France	7.6
Canada	5.6
Total	60.6%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series G

Industry diversification—December 31, 2016 (unaudited)1

Common stocks	Percentage of net assets
Aerospace & defense	1.59%
Airlines	1.48
Auto components	2.49
Automobiles	3.44
Banks	14.46
Biotechnology	2.29
Capital markets	2.59
Chemicals	3.24
Construction & engineering	0.82
Diversified financial services	3.81
Diversified telecommunication services	3.53
Electric utilities	0.75
Electrical equipment	1.42
Food & staples retailing	3.84
Health care providers & services	2.10
Hotels, restaurants & leisure	2.00
Household durables	2.17
Industrial conglomerates	1.49
Insurance	2.89
Internet software & services	0.28
IT services	1.64
Life sciences tools & services	1.43
Machinery	2.04
Common stocks—(concluded)	Percentage of net assets
Marine	0.92%
Media	1.39
Metals & mining	5.47
Oil, gas & consumable fuels	8.84
Personal products	2.03
Pharmaceuticals	2.54
Real estate management & development	1.22
Semiconductors & semiconductor equipment	2.92
Software	1.17
Specialty retail	1.24
Technology hardware, storage & peripherals	0.53
Tobacco	3.58
Trading companies & distributors	1.48
Wireless telecommunication services	2.59
Total common stocks	97.71
Exchange traded funds	0.81
Short-term investment	3.88
Total investments	102.40
Liabilities, in excess of cash and other assets	(2.40)
Net assets	100.00%

1  Figures represent the breakdown of direct investments of SMA Relationship Trust—Series G. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

SMA Relationship Trust—Series G

Portfolio of investments—December 31, 2016

	Shares	Value
Common stocks—97.71%
Australia—2.68%
Rio Tinto Ltd.	46,435	$2,007,238
Wesfarmers Ltd.	66,615	2,025,784
Total Australia common stocks		4,033,022
Austria—1.79%
Erste Group Bank AG*	91,846	2,690,168
Bermuda—1.49%
Jardine Matheson Holdings Ltd.	40,500	2,237,625
Brazil—0.25%
Cielo SA	44,036	377,351
Canada—5.57%
Husky Energy, Inc.*	138,112	1,675,674
Suncor Energy, Inc.	100,061	3,271,648
Toronto-Dominion Bank (The)	69,553	3,430,380
Total Canada common stocks		8,377,702
Cayman Islands—1.37%
Alibaba Group Holding Ltd. ADR*	4,750	417,097
Sands China Ltd.	379,600	1,649,690
Total Cayman Islands common stocks		2,066,787
China—0.56%
China Merchants Bank Co. Ltd., H Shares	199,500	467,717
Ping An Insurance Group Co. of China Ltd., H Shares	75,500	377,768
Total China common stocks		845,485
Denmark—0.92%
AP Moller—Maersk A/S, Class B	868	1,385,113
Finland—0.77%
Sampo OYJ, Class A	25,835	1,158,244
France—7.58%
Credit Agricole SA	157,589	1,954,138
Renault SA	23,024	2,048,202
Schneider Electric SE	30,656	2,133,372
Societe Generale SA	54,548	2,684,096
Thales SA	13,952	1,353,074
Vinci SA	18,126	1,234,498
Total France common stocks		11,407,380
Germany—9.55%
Deutsche Telekom AG	193,813	3,336,702
Fresenius SE & Co. KGaA	40,396	3,157,747
Infineon Technologies AG	67,429	1,171,866
KION Group AG	36,119	2,009,772
MTU Aero Engines AG	8,956	1,035,143
SAP SE	20,191	1,760,048
thyssenkrupp AG	79,753	1,900,673
Total Germany common stocks		14,371,951
	Shares	Value
Common stocks—(continued)
Hong Kong—3.02%
AIA Group Ltd.	499,200	$2,816,429
China Mobile Ltd.	56,300	596,797
Power Assets Holdings Ltd.	128,000	1,128,222
Total Hong Kong common stocks		4,541,448
India—0.15%
HDFC Bank Ltd. ADR	3,700	224,516
Indonesia—0.40%
Astra International Tbk. PT	437,400	268,657
Bank Rakyat Indonesia Persero Tbk. PT	392,600	340,220
Total Indonesia common stocks		608,877
Ireland—2.87%
ICON plc*	27,800	2,090,560
Ryanair Holdings plc ADR*	26,790	2,230,535
Total Ireland common stocks		4,321,095
Italy—4.81%
Autogrill SpA	149,898	1,354,628
Banca Mediolanum SpA	402,068	2,890,708
Intesa Sanpaolo SpA	1,171,710	2,992,230
Total Italy common stocks		7,237,566
Japan—19.77%
ABC-Mart, Inc.	32,900	1,863,512
Inpex Corp.	167,400	1,677,223
KDDI Corp.	130,100	3,294,383
Matsui Securities Co. Ltd.	205,600	1,771,458
Mitsui Fudosan Co. Ltd.	79,000	1,828,406
ORIX Corp.	182,400	2,846,611
Shin-Etsu Chemical Co. Ltd.	35,800	2,777,314
Sony Corp.	116,800	3,272,898
Sumitomo Electric Industries Ltd.	121,000	1,746,024
THK Co. Ltd.	48,200	1,066,483
Tokyo Electron Ltd.	29,000	2,740,578
Toyota Industries Corp.	42,100	2,006,391
Toyota Motor Corp.	48,600	2,860,071
Total Japan common stocks		29,751,352
Jersey—2.96%
Glencore plc*	434,928	1,486,610
Shire plc	51,440	2,969,406
Total Jersey common stocks		4,456,016
Netherlands—4.66%
Koninklijke Ahold Delhaize NV	87,815	1,851,542
Koninklijke DSM NV	34,965	2,096,465
Unilever NV CVA	74,286	3,058,682
Total Netherlands common stocks		7,006,689
Norway—1.31%
Telenor ASA	131,894	1,970,311

SMA Relationship Trust—Series G

Portfolio of investments—December 31, 2016

	Shares	Value
Common stocks—(continued)
Russia—0.70%
Magnit PJSC GDR[1]	8,942	$394,789
Sberbank of Russia PJSC ADR	57,437	665,121
Total Russia common stocks		1,059,910
South Africa—0.43%
Naspers Ltd., Class N	4,384	642,925
South Korea—0.58%
Samsung Biologics Co. Ltd.*	529	66,136
Samsung Electronics Co. Ltd.	538	802,679
Total South Korea common stocks		868,815
Spain—2.27%
Banco Bilbao Vizcaya Argentaria SA	34,805	234,993
Banco Santander SA	332,942	1,737,988
Mediaset Espana Comunicacion SA	123,619	1,450,922
Total Spain common stocks		3,423,903
Switzerland—2.54%
Roche Holding AG	16,723	3,819,866
Taiwan—0.32%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	16,700	480,125
Thailand—0.11%
Kasikornbank PCL	32,700	162,082
United Kingdom—17.96%
Anglo American plc*	146,479	2,094,040
Ashtead Group plc	114,607	2,231,618
BP plc	513,229	3,223,237
British American Tobacco plc	94,547	5,384,959
HSBC Holdings plc	385,105	3,117,670
	Shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
Lloyds Banking Group plc	1,371,502	$1,056,568
London Stock Exchange Group plc	59,127	2,123,377
Rio Tinto plc	19,003	739,699
Royal Dutch Shell plc, Class A	124,913	3,452,167
Tesco plc*	593,883	1,513,938
Worldpay Group plc[2]	630,651	2,097,701
Total United Kingdom common stocks		27,034,974
United States—0.32%
China Biologic Products, Inc.*	4,498	483,625
Total common stocks (cost—$144,525,084)		147,044,923
Exchange traded funds—0.81%
iShares MSCI Canada ETF	2,500	65,375
iShares MSCI EAFE ETF	20,000	1,154,600
Total exchange traded funds (cost—$1,204,149)		1,219,975
Short-term investment—3.88%
Investment company—3.88%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost—$5,835,971)	5,835,971	5,835,971
Total investments (cost—$151,565,204)—102.40%		154,100,869
Liabilities, in excess of cash and other assets—(2.40)%		(3,614,178)
Net assets—100.00%		$150,486,691

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $154,263,634; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$6,843,047
Gross unrealized depreciation	(7,005,812)
Net unrealized depreciation of investments	$(162,765)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 50. Portfolio footnotes begin on page 13.

SMA Relationship Trust—Series G

Portfolio of investments—December 31, 2016

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CITI	RUB	50,518,601	USD	810,697	03/27/17	$1,274
GSI	CNY	12,865,000	USD	1,829,234	03/27/17	22,023
GSI	USD	812,500	INR	55,380,000	03/27/17	(4,156)
HSBC	TWD	13,100,000	USD	413,693	03/27/17	5,698
JPMCB	EUR	2,985,000	USD	3,122,324	03/27/17	(33,131)
JPMCB	EUR	2,210,000	USD	2,358,430	03/27/17	22,230
JPMCB	GBP	795,000	USD	976,470	03/27/17	(5,332)
JPMCB	HKD	29,310,000	USD	3,777,490	03/27/17	(3,346)
JPMCB	JPY	172,400,000	USD	1,476,293	03/27/17	(4,962)
JPMCB	NOK	11,500,000	USD	1,365,033	03/27/17	32,594
JPMCB	USD	3,222,617	AUD	4,310,000	03/27/17	(118,488)
JPMCB	USD	248,162	CAD	325,000	03/27/17	(5,866)
JPMCB	USD	837,289	CAD	1,135,000	03/27/17	8,885
JPMCB	USD	1,392,416	CHF	1,420,000	03/27/17	9,309
JPMCB	USD	517,163	CHF	520,000	03/27/17	(3,855)
JPMCB	USD	1,040,206	DKK	7,250,000	03/27/17	(8,935)
JPMCB	USD	797,881	EUR	760,000	03/27/17	5,518
JPMCB	USD	512,702	GBP	415,000	03/27/17	(189)
JPMCB	USD	1,956,716	GBP	1,595,000	03/27/17	13,063
JPMCB	USD	889,572	HKD	6,900,000	03/27/17	492
JPMCB	USD	1,189,877	ILS	4,515,000	03/27/17	(15,022)
JPMCB	USD	2,598,713	JPY	304,600,000	03/27/17	18,399
JPMCB	USD	2,829,275	JPY	324,500,000	03/27/17	(41,183)
JPMCB	USD	301,707	NOK	2,630,000	03/27/17	3,016
JPMCB	USD	4,185,999	SEK	38,100,000	03/27/17	16,447
JPMCB	USD	1,770,136	SGD	2,525,000	03/27/17	(27,236)
JPMCB	ZAR	7,170,000	USD	514,431	03/27/17	300
MSC	KRW	872,000,000	USD	746,064	03/27/17	24,009
MSC	USD	1,688,431	COP	5,132,407,500	03/27/17	(2,178)
MSC	USD	7,977,030	MXN	163,300,000	03/27/17	(185,574)
SSB	GBP	7,665,000	USD	9,771,043	03/27/17	304,988
Net unrealized appreciation on forward foreign currency contracts						$28,792

SMA Relationship Trust—Series G

Portfolio of investments—December 31, 2016

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$146,882,841	$162,082	$—	$147,044,923
Exchange traded funds	1,219,975	—	—	1,219,975
Short-term investment	5,835,971	—	—	5,835,971
Forward foreign currency contracts	—	488,245	—	488,245
Total	$153,938,787	$650,327	$—	$154,589,114
Liabilities
Forward foreign currency contracts	$—	$(459,453)	$—	$(459,453)

At December 31, 2016, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

February 17, 2017

Dear shareholder,

We present you with the annual report for Series M (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2016.

Portfolio performance

For the 12-month period, the Fund returned 0.68%, compared to a 0.25% return for its benchmark, the Bloomberg Barclays Municipal Bond Index (the "Index"). For comparison purposes, the Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index returned -0.27% over the period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive return during the reporting period and outperformed its benchmark. This was due primarily to yield curve positioning. For more on the Fund's performance, see "Performance at a glance" on page 17.

The Fund used U.S. Treasury futures during the first half of the reporting period to adjust its duration positioning. Overall, the use of Treasury futures benefited performance over that time.

Market overview

The US economy faced a number of headwinds but overcame these challenges and continued to expand during the reporting period. That being said, the overall pace was fairly tepid. The US Commerce Department reported that gross domestic product ("GDP") grew at a 0.9% seasonally adjusted annualized rate during the first quarter of 2016. After a disappointing 0.8% expansion during the second quarter, GDP grew 3.5% during the third quarter. This was the strongest growth rate since the third quarter of 2014. Finally, the Commerce Department's initial reading showed that fourth-quarter 2016 GDP grew 1.9%.1

After taking its first step to normalizing monetary policy in late 2015, the US Federal Reserve Board ("Fed") kept rates unchanged during its first seven meetings in 2016. Then, as widely anticipated, the Fed raised interest rates 0.25% in December 2016 to a range between 0.50% and 0.75%. In its statement following the December meeting the Fed said, "The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data."

The US fixed income market generated solid results over the first half of the reporting period but gave back a portion of those gains late in the year. U.S. Treasury yields moved sharply higher after the November 2016 elections as investors anticipated an uptick in growth and inflation. Additionally, in December the Fed increased its projection for the number of rate hikes it would make in 2017. For the year as a whole, the yield on the US 10-year Treasury rose from 2.27% to 2.45% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,2 gained 2.65% for the 12 months ended

SMA Relationship Trust—
Series M

Investment objective:

Total return consisting of
capital appreciation and
current income exempt
from federal income tax

Portfolio managers:

Portfolio Management
Team including
Elbridge T. Gerry
UBS Asset Management
(Americas) Inc.

Kevin McIntyre
UBS Asset Management
(Americas) Inc.

Commencement:

October 8, 2003

Dividend payments:

Monthly

1  Based on the Commerce Department's initial estimate announced on January 27, 2017, after the reporting period had ended.

2  The Bloomberg Barclays US Aggregate Index is an unmanaged broad-based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

SMA Relationship Trust—Series M

December 31, 2016. After generating positive results through the first nine months on the year, the municipal ("muni") market experienced a setback during the fourth quarter. This reversal was driven by a number of factors, including sharply rising yields, an increase in new issuance and investor outflows. All told, the municipal bond market, as measured by the Bloomberg Barclays Municipal Bond Index, gained 0.25% in 2016.

Portfolio commentary

What worked:

•  Positioning in several parts of the municipal yield curve was additive for performance. The Fund's overweight in the 15 to 20-year portion of the municipal curve was the most beneficial for performance. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.) Positioning in the 3 to 5-year portion of the curve was also additive for results.

•  The Fund's overweight in the leasing sector was positive for performance, as were underweights in the hospital and pre-refunded sectors.

•  An overweight to A-rated municipal bonds was additive for results. A slight underweight to AA-rated municipal bonds also contributed to results.

What didn't work:

•  An underweight to the long end of the municipal yield curve was detrimental to results as it outperformed the Index. Positioning in the 7 to 10-year portion of the curve was also a headwind for performance.

•  Several of our quality biases detracted from returns. A modest overweight to AAA-rated municipal bonds and an underweight to BBB-rated municipal bonds were not rewarded.

•  From a sector perspective, underweights to local general obligation ("GO") bonds and industrial development revenue/pollution control revenue bonds were negative for results.

Outlook

We expect an environment of general stability for state credits in 2017, but thorough due diligence is crucial, as always. The greatest burden municipalities face is from unfunded pension and health benefit obligations. It is important to keep in mind that even AA-rated cities, such as Dallas and Houston, are vulnerable to problems stemming from pension liabilities. On the local level, we favor certain credits that should benefit from the growth in real estate values. Local credits are supported by property taxes, which should increase in tandem with the growth in the housing market.

SMA Relationship Trust—Series M

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series M Managing Director UBS Asset Management (Americas) Inc.	Elbridge T. Gerry Portfolio Manager SMA Relationship Trust—Series M Managing Director UBS Asset Management (Americas) Inc.

Kevin McIntyre Portfolio Manager SMA Relationship Trust—Series M Executive Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2016. The views and opinions in the letter were current as of February 17, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor or by calling UBS Funds at 800-647 1568.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/16	1 year	5 years	10 years
SMA Relationship Trust—Series M	0.68%	3.58%	4.15%
Bloomberg Barclays Municipal Bond Index[1]	0.25	3.28	4.25
Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index[2]	(0.27)	2.52	4.22

1  The Bloomberg Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Bloomberg Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series M versus the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index over 10 years through December 31, 2016.

SMA Relationship Trust—Series M

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Portfolio statistics—December 31, 2016 (unaudited)

Summary of municipal securities by state1

Percentage of net assets
Long-term municipal bonds
California	14.62%
Colorado	0.71
District of Columbia	0.72
Florida	10.84
Illinois	9.45
Louisiana	2.71
Massachusetts	7.02
Minnesota	1.28
Missouri	1.92
Nebraska	1.55
New Jersey	7.33
New York	21.80
North Carolina	2.75
Ohio	0.92
Pennsylvania	2.45
Rhode Island	0.85
South Carolina	2.24
Tennessee	3.13
Texas	9.02
Washington	0.67
Wisconsin	0.59
Total long-term municipal bonds	102.57
Short-term investment	0.01
Total investments	102.58
Liabilities, in excess of cash and other assets	(2.58)
Net assets	100.00%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2016

	Face Amount	Value
Long-term municipal bonds—102.57%
California—14.62%
Antelope Valley-East Kern Water Agency, COP, Series A-2, 0.660%, due 06/01/37[1]	$2,800,000	$2,800,000
California Health Facilities Financing Authority Revenue Bonds, Series C, 0.700%, due 10/01/42[1]	900,000	900,000
California State Public Works Board Revenue Bonds, Series A, 5.000%, due 09/01/28	4,000,000	4,624,320
5.000%, due 09/01/32	3,625,000	4,147,652
Series F, 5.000%, due 05/01/26	1,000,000	1,177,450
5.000%, due 09/01/26	2,660,000	3,059,612
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Asset-Backed Revenue Bonds, Series A, 5.000%, due 06/01/29	1,400,000	1,576,218
5.000%, due 06/01/32	2,200,000	2,474,648
5.000%, due 06/01/33	1,200,000	1,344,180
Irvine Unified School District, Community Facilities District No. 09-1, Series B, 0.740%, due 09/01/51[1]	6,940,000	6,940,000
State of California, Various Purpose, GO Bonds, 5.000%, due 09/01/18	1,875,000	1,992,694
5.000%, due 09/01/28	4,000,000	4,602,680
		35,639,454
Colorado—0.71%
City and County of Denver, Colorado Airport System Revenue Bonds, Series A, 5.000%, due 11/15/23	1,500,000	1,739,100
District of Columbia—0.72%
District of Columbia Income Tax Revenue Bonds, Series A, 5.000%, due 12/01/22	1,510,000	1,760,524
Florida—10.84%
Florida State Board of Education, Public Education, GO Bonds, Series C, 5.000%, due 06/01/22	1,000,000	1,158,500
Miami-Dade County, Water & Sewer Revenue Bonds, 5.000%, due 10/01/24	2,000,000	2,365,000
Pinellas County Health Facilities Authority, Baycare Health Systems Revenue Bonds, Series A1, 0.770%, due 11/01/38[1]	200,000	200,000
	Face Amount	Value
Long-term municipal bonds—(continued)
Florida—(concluded)
School Board of Volusia County, Certificates Refunding, Master Lease Program, COP, Series B, 5.000%, due 08/01/31	$3,000,000	$3,397,800
School District of St. Lucie County, Sales Tax Revenue Bonds, AGC, 5.000%, due 10/01/26	2,500,000	2,901,075
The School Board of Broward County, COP, Series A, 5.000%, due 07/01/28	2,250,000	2,618,685
Series B, 5.000%, due 07/01/30	2,000,000	2,274,920
The School Board of Miami-Dade County, COP, Series A, 5.000%, due 05/01/31	4,000,000	4,504,280
Series B, 5.000%, due 05/01/26	1,900,000	2,189,484
Series D, 5.000%, due 02/01/23	3,195,000	3,635,686
The School Board of Orange County, COP, Series D, 5.000%, due 08/01/22	1,025,000	1,176,577
		26,422,007
Illinois—9.45%
City of Chicago O'Hare International Airport, Senior Lien Revenue Bonds, Series B, 5.000%, due 01/01/24	1,510,000	1,725,069
City of Chicago O'Hare International Airport Third Lien Revenue Bonds, Series A, 5.625%, due 01/01/35	3,425,000	3,819,217
Series B, 5.000%, due 01/01/23	2,250,000	2,547,000
County of Cook, GO Bonds, Series A, 5.000%, due 11/15/20	2,500,000	2,727,000
Illinois Finance Authority, Sherman Health Systems Revenue Bonds, Series A, 5.500%, due 08/01/17[2]	2,550,000	2,616,785
Illinois State Toll Highway Authority, Revenue Bonds, Series A, 5.000%, due 12/01/21	1,220,000	1,381,052
5.000%, due 12/01/32	2,175,000	2,441,155
State of Illinois, GO Bonds, 5.000%, due 08/01/18	4,500,000	4,652,865
State of Illinois, Sales Tax Revenue Bonds, NATL-RE, 5.750%, due 06/15/20	1,000,000	1,122,030
		23,032,173

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2016

	Face Amount	Value
Long-term municipal bonds—(continued)
Louisiana—2.71%
City of New Orleans, GO Bonds, AGC-ICC, FGIC, 5.500%, due 12/01/21	$3,010,000	$3,334,689
State of Louisiana, GO Bonds, Series B, 5.000%, due 08/01/25	2,770,000	3,265,359
		6,600,048
Massachusetts—7.02%
Massachusetts Water Resources Authority Revenue Bonds, Series C, 5.000%, due 08/01/35	1,105,000	1,281,911
The Commonwealth of Massachusetts, Consolidated Loan, GO Bonds, Series A, 5.000%, due 07/01/30	2,260,000	2,684,767
5.000%, due 03/01/35	1,815,000	2,056,286
Series B, 5.000%, due 08/01/17	3,695,000	3,783,976
Series C, 5.000%, due 07/01/24	1,395,000	1,601,083
Series E, 5.000%, due 09/01/30	4,555,000	5,201,582
University of Massachusetts Building Authority Revenue Bonds, Series 1, 0.690%, due 11/01/34[1]	500,000	500,000
		17,109,605
Minnesota—1.28%
State of Minnesota, GO Bonds, Series B, 5.000%, due 08/01/22	2,675,000	3,114,931
Missouri—1.92%
St. Charles County, Public Water District No. 2, COP, Series A, 0.710%, due 12/01/36[1]	4,675,000	4,675,000
Nebraska—1.55%
Public Power Generation Agency, Whelan Energy Center Unit-2 Revenue Bonds, Series A, 5.000%, due 01/01/24	3,315,000	3,791,697
New Jersey—7.33%
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds, Series NN, 5.000%, due 03/01/23	1,035,000	1,093,384
Series XX, 5.000%, due 06/15/22	4,000,000	4,215,520
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.000%, due 01/01/30	3,500,000	3,957,135
	Face Amount	Value
Long-term municipal bonds—(continued)
New Jersey—(concluded)
State of New Jersey, GO Bonds, 5.000%, due 06/01/18	$2,500,000	$2,620,475
5.000%, due 06/01/21	3,300,000	3,661,548
Series L, AMBAC, 5.250%, due 07/15/19	1,415,000	1,532,459
Series Q, 5.000%, due 08/15/19	725,000	782,087
		17,862,608
New York—21.80%
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution Fiscal 2006 Revenue Bonds, Series AA-1A, 0.730%, due 06/15/32[1]	1,200,000	1,200,000
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution Fiscal 2015 Revenue Bonds, Series BB-4, 0.700%, due 06/15/50[1]	3,300,000	3,300,000
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Fiscal 2012 Revenue Bonds, Series DD, 5.000%, due 06/15/36	3,000,000	3,411,150
Series EE, 5.000%, due 06/15/36	2,760,000	3,138,258
New York City Transitional Finance Authority Revenue Bonds, Series S-1, 5.000%, due 07/15/31	1,050,000	1,207,951
Subseries E-1, 4.000%, due 02/01/18	3,590,000	3,703,623
5.000%, due 02/01/29	4,000,000	4,547,240
5.000%, due 02/01/32	2,380,000	2,766,322
New York State Dormitory Authority, New York University Revenue Bonds, Series A, 5.250%, due 07/01/18[2]	1,130,000	1,198,309
New York State Dormitory Authority, Sales Tax Revenue Bonds, Series A, 5.000%, due 03/15/25	8,000,000	9,646,880
New York State Dormitory Authority, State Personal Taxable General Purpose, Special Tax, Series A, 5.000%, due 02/15/29	4,000,000	4,621,400
New York State Urban Development Corp., Special Tax, 5.000%, due 03/15/32	3,000,000	3,451,050
Series A, 5.000%, due 03/15/34	3,000,000	3,396,600
Series A-1, 5.000%, due 03/15/27	6,495,000	7,548,034
		53,136,817

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2016

	Face Amount	Value
Long-term municipal bonds—(continued)
North Carolina—2.75%
County of Wake, GO Bonds, Series A, 5.000%, due 03/01/25	$4,290,000	$5,205,786
State of North Carolina, Public Improvement, GO Bonds, Series A, 5.000%, due 05/01/20[2]	1,355,000	1,501,571
		6,707,357
Ohio—0.92%
State of Ohio, Infrastructure Improvement Project, GO Bonds, Series B, 5.000%, due 09/01/34	2,000,000	2,252,460
Pennsylvania—2.45%
City of Philadelphia, GO Bonds, Series A, 5.000%, due 08/01/24	2,180,000	2,509,442
Commonwealth of Pennsylvania, GO Bonds, 5.000%, due 11/15/17	1,115,000	1,152,720
5.000%, due 06/01/18	2,190,000	2,302,610
		5,964,772
Rhode Island—0.85%
Tobacco Settlement Fing Corp., Asset-Backed Revenue Bonds, Series A, 4.000%, due 06/01/18	2,000,000	2,063,020
South Carolina—2.24%
Piedmont Municipal Power Agency Revenue Bonds, Series A-4, 5.000%, due 01/01/20	5,000,000	5,461,050
Tennessee—3.13%
Shelby County, Health, Educational and Housing Facilities Board, Methodist Healthcare Revenue Bonds, Series A, AGC, 5.250%, due 03/01/18[2]	2,000,000	2,093,840
State of Tennessee, GO Bonds, Series A, 5.000%, due 08/01/19	1,490,000	1,627,005
Series B, 5.000%, due 08/01/23	3,295,000	3,907,508
		7,628,353
Texas—9.02%
Fort Worth Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/18[2]	2,225,000	2,321,610
Garland Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/25	2,400,000	2,876,712
	Face Amount	Value
Long-term municipal bonds—(concluded)
Texas—(concluded)
Harris County Cultural Education Facilities Finance Corp., Children's Hospital Revenue Bonds, Series 1, 5.000%, due 10/01/24	$2,500,000	$2,934,050
Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project Revenue Bonds, 0.650%, due 11/01/51[1]	1,100,000	1,100,000
San Antonio Electric & Gas Revenue Bonds, 5.000%, due 02/01/22	3,000,000	3,439,740
State of Texas Transportation Commission Highway Fund First Tier Revenue Bonds, Series A, 5.000%, due 10/01/25	2,000,000	2,415,260
Tarrant County Cultural Educational Methodist Hospitals of Dallas Revenue Bonds, 5.000%, due 10/01/21	2,370,000	2,683,835
Texas Public Finance Authority, GO Bonds, 5.000%, due 10/01/25	3,500,000	4,226,705
		21,997,912
Washington—0.67%
Washington State Health Care Facilities Authority Revenue Bonds, Series A, 5.000%, due 10/01/25	1,435,000	1,624,004
Wisconsin—0.59%
Shawano School District, GO Bonds, AGC, 4.250%, due 03/01/18[2]	1,400,000	1,451,044
Total long-term municipal bonds (cost—$249,838,084)		250,033,936
	Shares
Short-term investment—0.01%
Investment company—0.01%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost—$35,142)	35,142	35,142
Total investments (cost—$249,873,226)—102.58%		250,069,078
Liabilities, in excess of cash and other assets—(2.58)%		(6,277,663)
Net assets—100.00%		$243,791,415

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2016

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $249,873,226; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,669,854
Gross unrealized depreciation	(2,474,002)
Net unrealized appreciation of investments	$195,852

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 50. Portfolio footnotes begin below.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Long-term municipal bonds	$—	$250,033,936	$—	$250,033,936
Short-term investment	35,142	—	—	35,142
Total	$35,142	$250,033,936	$—	$250,069,078

At December 31, 2016, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

2  Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.

See accompanying notes to financial statements.

SMA Relationship Trust—Series S

February 17, 2017

Dear shareholder,

We present you with the annual report for Series S (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2016.

Portfolio performance

For the 12 months ended December 31, 2016, the Fund returned 28.24%. During the same period, the Fund's benchmark, the Russell 2000 Index (the "Index"), returned 21.31%. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 28.)

The Fund outperformed its benchmark for the 12-month period due primarily to stock selection decisions.

Market commentary

The US economy faced a number of headwinds but overcame these challenges and continued to expand during the reporting period. That being said, the overall pace was fairly tepid. The US Commerce Department reported that gross domestic product ("GDP") grew at a 0.9% seasonally adjusted annualized rate during the first quarter of 2016. After a disappointing 0.8% expansion during the second quarter, GDP grew 3.5% during the third quarter. This was the strongest growth rate since the third quarter of 2014. Finally, the Commerce Department's initial reading showed that fourth-quarter 2016 GDP grew 1.9%.1

After taking its first step to normalizing monetary policy in late 2015, the US Federal Reserve Board ("Fed") kept rates unchanged during its first seven meetings in 2016. Then, as widely anticipated, the Fed raised interest rates 0.25% in December 2016 to a range between 0.50% and 0.75%. In its statement following the December meeting the Fed said, "The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data."

From a global perspective, the International Monetary Fund ("IMF") maintained its forecast for generally modest growth. In the IMF's October 2016 World Economic Outlook Update it said, "The forces shaping the global outlook—both those operating over the short term and those operating over the long term—point to subdued growth for 2016 and a gradual recovery thereafter, as well as to downside risks." From a regional perspective, the IMF estimates 2017 growth in the eurozone will be 1.5%, versus 1.7% in 2016. Japan's economy is expected to expand 0.6% in 2017, compared to 0.5% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will be 4.6% in 2017, versus 4.2% in 2016.

Global equities generate mixed results

The global equity market experienced several setbacks and generated mixed results during the reporting period. Equities started the period on a weak note, due to concerns over moderating growth in China and falling oil prices. While the UK's vote to leave the European Union ("Brexit"), mixed economic data and several geopolitical issues triggered periods of volatility, equities generally rose from March through September 2016. After a period of weak-

SMA Relationship Trust—
Series S

Investment goal:

Maximum total return,
consisting of capital
appreciation and current income while controlling risk

Portfolio manager:

Wilfred Talbot
Manulife Asset Management (US) LLC

Commencement:

May 2, 2011

Dividend payments:

Annually

1  Based on the Commerce Department's initial estimate announced on January 27, 2017, after the reporting period had ended.

SMA Relationship Trust—Series S

ness in October, US equities rallied sharply following the November elections given expectations for improving growth due to increased infrastructure spending by the Trump administration. However, international equities posted mixed results over the last two months of the year. All told, the US stock market, as measured by the S&P 500 Index,1 gained 11.96% for the 12 months ended December 31, 2016. International developed equities, as measured by the MSCI EAFE Index (net),2 rose a lackluster 1.00% during the reporting period. In contrast, emerging market equities, as measured by the MSCI Emerging Markets Index (net),3 returned 11.19%.

Portfolio commentary

What worked:

•  Successful stock selection drove the Fund's outperformance during the 12 months ended December 31, 2016.

  – Central Garden & Pet sells branded pet, lawn and garden products to retailers. At the beginning of 2016, we believed the company was at an inflection point for profit margins. Our thesis was validated as margins were up 100 basis points (bps) for the year, greatly exceeding investor expectations. The stock traded higher based on better-than-expected earnings and the expansion of its price/earnings multiple. We believe Central Garden & Pet still has additional upside.

  – Patterson-UTI Energy provides onshore contract drilling services to exploration and production (E&P) companies. The stock rebounded in 2016 after a tough 18 months. This was due to a rise in oil prices following OPEC's agreement to cut production. We believe Patterson-UTI will benefit further from the expected recovery in spending on oil and gas drilling.

  – Shares of Interactive Intelligence Group, a provider of software for call centers, traded higher during the 12 months. When we initiated our position, Interactive was in the first quarter of a multi-year transition to a cloud-based business model and was selling at a depressed valuation. The company's execution during the first three quarters of the transition far exceeded investor expectations, restoring the company's price/earnings multiple to normal levels. We sold the stock after Interactive was taken over by a competitor.

  – Enzo Biochem operates clinical and diagnostic labs in the New York City region. The company is in active litigation with several competitors regarding its intellectual property. We thought that investors underappreciated the value of the settlements that Enzo could receive. Our view was rewarded when the company resolved several suits in 2016. In addition, the company continued to execute well on its core business. We sold the stock toward the end of the year when it reached our target for full valuation.

  – The Fund's position in Clarcor, a filter manufacturer, made a positive contribution to performance. The stock rose during the fourth quarter of 2016 due to an expected recovery in capital spending. The company's agreement to be bought out by Parker Hannifin also drove the stock higher.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index (net) is a market-capitalization-weighted index composed of different emerging market countries in Europe, Latin America and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

SMA Relationship Trust—Series S

What didn't work:

•  Certain individual stock holdings hindered the Fund's relative returns during the 12-month period.

  – Integer Holdings manufactures components for medical devices. In 2016, the company struggled with execution issues in its core business as well as higher debt levels from a strategic acquisition. Its energy business was down 50% because of market forces. And one of the company's major customers had an unexpected loss of market share. All of these factors put downward pressure on Integer's stock price. But we believe the longer-term outlook shows significant upside for the company, and we continue to hold the stock.

  – SS&C Technologies, which sells software to investment managers, spent most of 2016 integrating several acquisitions and seeking to improve margins. The stock price declined when the company's core business suffered and growth turned negative. In addition, SS&C's asset management clients wrestled with uncertainty in the financial markets for much of the year. The company has since resumed top-line growth, and we believe its improving margin trends have room to grow.

  – The Fund's position in Orchids Paper Products made a negative contribution to performance. The company sells at-home tissue products. Orchids faced unexpected competition from Georgia-Pacific, a more well-known company. We believe this pressure may be permanent, so we sold the stock.

  – Emergent Biosolutions sells vaccines for threats such as anthrax to the US government, its sole customer. The company recently signed a new five-year contract with the government, but the terms were somewhat below investors' expectations. The stock price suffered along with other biotech stocks during the year. We remain positive on the outlook for Emergent, and we added to the Fund's position.

  – Fiesta Restaurant Group detracted from returns during the 12-month period. The company operates two restaurant chains: a mature Tex-Mex chain and a faster-growing Caribbean chain. Same-store sales were weak in 2016, and the Caribbean chain suffered from an overly ambitious expansion. The shares recovered somewhat after Fiesta put itself up for sale, and we sold the holding.

SMA Relationship Trust—Series S

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series S Managing Director UBS Asset Management (Americas) Inc.	Wilfred Talbot Senior Portfolio Manager SMA Relationship Trust—Series S Senior Managing Director Manulife Asset Management (US) LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2016. The views and opinions in the letter were current as of February 17, 2017. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor or by calling UBS Funds at 800-647 1568.

SMA Relationship Trust—Series S

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/16	1 year	5 years	Since Inception[1]
SMA Relationship Trust—Series S	28.24%	16.38%	11.04%
Russell 2000 Index[2]	21.31	14.46	10.05

1  Since inception returns are calculated as of the performance inception date, May 2, 2011, of SMA Relationship Trust—Series S.

2  The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series S

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series S versus the Russell 2000 Index from May 2, 2011, which is the Fund inception date, through December 31, 2016.

SMA Relationship Trust—Series S

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series S

Portfolio statistics and industry diversification—December 31, 2016 (unaudited)

Top ten holdings1

Percentage of net assets
Patterson-UTI Energy, Inc.	2.2%
Bio-Rad Laboratories, Inc., Class A	2.2
Hope Bancorp, Inc.	2.1
CIRCOR International, Inc.	2.1
UniFirst Corp.	2.0
Cooper Cos., Inc. (The)	1.9
Urban Edge Properties	1.9
Retail Opportunity Investments Corp.	1.9
American Assets Trust, Inc.	1.9
Merit Medical Systems, Inc.	1.9
Total	20.1%

Issuer breakdown by country or territory of origin1

Percentage of net assets
United States	95.5%
Israel	1.3
Virgin Islands, British	1.1
United Kingdom	0.6
Total	98.5%
Common stocks	Percentage of net assets
Aerospace & defense	0.94%
Auto components	1.64
Banks	13.01
Biotechnology	2.15
Building products	2.45
Capital markets	4.65
Chemicals	1.38
Commercial services & supplies	5.54
Construction & engineering	1.59
Electric utilities	1.49
Electrical equipment	1.50
Electronic equipment, instruments & components	1.16
Energy equipment & services	2.23
Equity real estate investment trusts (REITs)	8.56
Food & staples retailing	0.97
Food products	2.17
Health care equipment & supplies	8.59
Health care providers & services	1.61
Hotels, restaurants & leisure	1.58
Household durables	0.96
Household products	1.04
Internet software & services	2.56
Leisure products	1.40
Life sciences tools & services	3.41
Machinery	5.85
Media	1.58
Pharmaceuticals	0.88
Semiconductors & semiconductor equipment	4.67
Software	7.71
Specialty retail	3.95
Trading companies & distributors	1.31
Total common stocks	98.53%
Short-term investment	1.57
Total investments	100.10%
Liabilities, in excess of cash and other assets	(0.10)
Net assets	100.00%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series S

Portfolio of investments—December 31, 2016

	Shares	Value
Common stocks—98.53%
Aerospace & defense—0.94%
Esterline Technologies Corp.*	6,029	$537,787
Auto components—1.64%
Tenneco, Inc.*	15,023	938,487
Banks—13.01%
Access National Corp.	20,247	562,057
Banner Corp.	17,025	950,165
Brookline Bancorp, Inc.	50,905	834,842
Columbia Banking System, Inc.	21,910	978,939
ConnectOne Bancorp, Inc.	23,167	601,183
Hope Bancorp, Inc.	55,826	1,222,031
Pacific Continental Corp.	26,240	573,344
Park Sterling Corp.	68,020	733,936
Univest Corp. of Pennsylvania	32,550	1,005,795
		7,462,292
Biotechnology—2.15%
Emergent BioSolutions, Inc.*	20,909	686,652
Halozyme Therapeutics, Inc.*	25,539	252,325
MiMedx Group, Inc.*	33,086	293,142
		1,232,119
Building products—2.45%
American Woodmark Corp.*	10,951	824,063
Simpson Manufacturing Co., Inc.	13,243	579,381
		1,403,444
Capital markets—4.65%
Evercore Partners, Inc., Class A	8,589	590,064
Golub Capital BDC, Inc.	36,997	680,375
Moelis & Co., Class A	21,507	729,087
PennantPark Floating Rate Capital Ltd.	47,267	666,944
		2,666,470
Chemicals—1.38%
HB Fuller Co.	16,076	776,632
Valvoline, Inc.	607	13,050
		789,682
Commercial services & supplies—5.54%
ABM Industries, Inc.	17,257	704,776
Copart, Inc.*	11,015	610,341
Deluxe Corp.	10,034	718,535
UniFirst Corp.	7,952	1,142,305
		3,175,957
Construction & engineering—1.59%
EMCOR Group, Inc.	12,861	910,044
Electric utilities—1.49%
Portland General Electric Co.	19,687	853,038
Electrical equipment—1.50%
Regal Beloit Corp.	12,401	858,769
	Shares	Value
Common stocks—(continued)
Electronic equipment, instruments & components—1.16%
AVX Corp.	42,678	$667,057
Energy equipment & services—2.23%
Patterson-UTI Energy, Inc.	47,429	1,276,789
Equity real estate investment trusts (REITs)—8.56%
American Assets Trust, Inc.	25,257	1,088,072
EPR Properties	14,842	1,065,210
Hudson Pacific Properties, Inc.	16,165	562,219
Retail Opportunity Investments Corp.	51,641	1,091,174
Urban Edge Properties	39,960	1,099,300
		4,905,975
Food & staples retailing—0.97%
United Natural Foods, Inc.*	11,711	558,849
Food products—2.17%
Amira Nature Foods Ltd.*	100,156	615,960
TreeHouse Foods, Inc.*	8,717	629,280
		1,245,240
Health care equipment & supplies—8.59%
Cooper Cos., Inc. (The)	6,335	1,108,182
Derma Sciences, Inc.*	158,649	824,975
Globus Medical, Inc., Class A*	27,195	674,708
Integer Holdings Corp.*	9,783	288,109
Integra LifeSciences Holdings Corp.*	7,519	645,055
Merit Medical Systems, Inc.*	40,588	1,075,582
SeaSpine Holdings Corp.*	38,856	306,962
		4,923,573
Health care providers & services—1.61%
Owens & Minor, Inc.	12,262	432,726
Patterson Cos., Inc.	11,998	492,278
		925,004
Hotels, restaurants & leisure—1.58%
Vail Resorts, Inc.	5,599	903,175
Household durables—0.96%
Tupperware Brands Corp.	10,515	553,299
Household products—1.04%
Central Garden & Pet Co., Class A*	19,298	596,308
Internet software & services—2.56%
Five9, Inc.*	50,958	723,094
LogMeIn, Inc.	7,720	745,366
		1,468,460
Leisure products—1.40%
Malibu Boats, Inc., Class A*	42,147	804,165
Life sciences tools & services—3.41%
Bio-Rad Laboratories, Inc., Class A*	6,908	1,259,190
PAREXEL International Corp.*	10,586	695,712
		1,954,902

SMA Relationship Trust—Series S

Portfolio of investments—December 31, 2016

	Shares	Value
Common stocks—(continued)
Machinery—5.85%
CIRCOR International, Inc.	18,141	$1,176,988
CLARCOR, Inc.	11,515	949,642
Luxfer Holdings plc ADR	31,618	344,320
Timken Co. (The)	22,258	883,643
		3,354,593
Media—1.58%
Cinemark Holdings, Inc.	23,674	908,135
Pharmaceuticals—0.88%
Nektar Therapeutics*	22,620	277,548
Omeros Corp.*	23,070	228,854
		506,402
Semiconductors & semiconductor equipment—4.67%
Integrated Device Technology, Inc.*	27,903	657,395
MKS Instruments, Inc.	14,980	889,812
NVE Corp.	6,250	446,437
ON Semiconductor Corp.*	53,703	685,250
		2,678,894
Software—7.71%
Barracuda Networks, Inc.*	23,349	500,369
Cadence Design Systems, Inc.*	21,998	554,789
Monotype Imaging Holdings, Inc.	20,866	414,190
Nice Ltd. ADR	10,959	753,541
SS&C Technologies Holdings, Inc.	21,326	609,924
	Shares	Value
Common stocks—(concluded)
Software—(concluded)
Synchronoss Technologies, Inc.*	17,924	$686,489
Verint Systems, Inc.*	13,637	480,704
Workiva, Inc.*	30,798	420,393
		4,420,399
Specialty retail—3.95%
Build-A-Bear Workshop, Inc.*	51,942	714,202
Lithia Motors, Inc., Class A	8,801	852,201
Williams-Sonoma, Inc.	14,407	697,155
		2,263,558
Trading companies & distributors—1.31%
Watsco, Inc.	5,058	749,191
Total common stocks (cost—$46,793,743)		56,492,057
Short-term investment—1.57%
Investment company—1.57%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost—$900,634)	900,634	900,634
Total investments (cost—$47,694,377)—100.10%		57,392,691
Liabilities, in excess of cash and other assets—(0.10)%		(56,093)
Net assets—100.00%		$57,336,598

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $48,456,464; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$9,868,780
Gross unrealized depreciation	(932,553)
Net unrealized appreciation of investments	$8,936,227

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 50. Portfolio footnotes begin on page 33.

SMA Relationship Trust—Series S

Portfolio of investments—December 31, 2016

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$56,492,057	$—	$—	$56,492,057
Short-term investment	900,634	—	—	900,634
Total	$57,392,691	$—	$—	$57,392,691

At December 31, 2016, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

See accompanying notes to financial statements.

SMA Relationship Trust—Series T

February 17, 2017

Dear shareholder,

We present you with the annual report for Series T (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2016.

Portfolio performance

During the 12-month reporting period ended December 31, 2016, the Fund returned 3.69%. For comparison purposes, the Bloomberg Barclays US Credit Index and the Bloomberg Barclays US Mortgage-Backed Securities Index returned 5.63% and 1.67%, respectively. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 37.)

The Fund used derivatives during the review period. Certain interest rate derivatives were used to facilitate specific duration and yield curve strategies, while credit derivatives, like credit default swaps and options on credit default swaps, were used to implement specific credit-related investment strategies. Throughout the reporting period, the Fund engaged in foreign exchange forwards to implement its active currency positions. Derivatives play a role in the overall portfolio construction process, but they are just one of the tools we use to manage the Fund's overall risk exposure and to implement the aforementioned strategies.

Market commentary

The first half of 2016 was marked by a decline in US interest rates due to sluggish growth and an accommodative Federal Reserve Board ("Fed"). However, the second half of 2016 saw rates rise rapidly due to the surprise election of Donald J. Trump as the 45th President, whose fiscal policies are expected to be both expansionary and inflationary. Collectively for the year, two-year, 10-year and 30-year U.S. Treasury yields rose 14 basis points (bps), 15 bps and four bps to close 2016 at 1.20%, 2.43% and 3.05%, respectively. The Fed raised its policy rate at its December meeting by 0.25% to a range of 0.50% to 0.75%. In particular, the Fed cited improvement in the labor market, a continued decrease in the unemployment rate and an uptick in inflation. The Fed's updated projections are calling for three more 0.25% rate hikes in 2017. Investor demand globally for higher yields caused most spread sectors to outperform Treasuries over the reporting period, with the more rate-sensitive sectors underperforming the more credit-sensitive sectors. For example, the Bloomberg Barclays US Corporate Investment Grade Index returned 6.11% in 2016, compared to the Bloomberg Barclays US Corporate High Yield Index return of 17.13%. The US dollar benefited from the December Fed hike and the expectation for higher inflation in 2017, appreciating 3.6% in 2016. Finally, oil prices ended 2016 45% higher to close the year at nearly $54 per barrel. This increase was partially driven by hopes that a deal between OPEC and other major oil exporters to cut production in 2017 will be delivered as promised.

Portfolio performance summary

What worked:

•  Yield curve positioning was additive to performance. The Fund was positioned to benefit from a flattening of the yield curve during the reporting period. (When the yield curve flattens, yields on shorter-maturity bonds rise more than yields on longer-maturity bonds.) This played out during the period, as shorter-term yields rose more than longer-term yields given strong overseas demand for the latter.

SMA Relationship Trust—
Series T

Investment objective:

Maximum total return,
consisting of income and
capital appreciation

Portfolio managers:

Scott Dolan and
Craig Ellinger
UBS Asset Management (Americas) Inc.

Commencement:

October 9, 2003

Dividend payments:

Monthly

SMA Relationship Trust—Series T

•  Corporate exposure was additive to performance. The Fund was overweight lower-quality corporates versus higher-quality corporates during the reported period. This positioning was based on our belief that higher-yielding, lower-quality bonds would attract investors' demand for yield. This benefited performance, as lower-quality corporates outperformed higher-quality corporates for the reporting period.

What didn't work:

•  Currency positioning detracted from performance during the reporting period. The Fund's long exposure to the Mexican peso hurt performance, as the peso weakened following the surprise election of Donald Trump as President.

Market outlook

With 2016 behind us, we look ahead to 2017 for potential areas of risk and return, where political uncertainty remains a dominant theme. President Trump's proposed policies, while still vague in detail, appear to be both pro-growth and inflationary. This, coupled with a Fed that appears to be growing more hawkish, may portend higher rates in the US in 2017. Meanwhile, a potential break-up of the European Union simply cannot escape the headlines following the surprise "Brexit" results in June 2016, the Italian "no" vote in December 2016 and Presidential elections in France and Germany in 2017. Given these concerns, as well as continued economic uncertainty in China and recent agreements by oil producers to curtail production in 2017, the fundamental backdrop for high-conviction investing in the new year and beyond appears opaque at best. Yet investors' insatiable demand for yield continues to support markets, putting downward pressure on yields and grinding spreads even tighter. Meanwhile, monetary policy for the time being remains quite accommodative. We continue to look for areas of opportunity and dislocation, searching for high-conviction risk-adjusted returns globally. Within rates, we expect lower yields predominantly outside the US; within currencies, a stronger US dollar; and within credit, modest overweight allocations to various spread sectors (e.g. US high yield bonds, US securitized product), while remaining wary of potential spikes in volatility.

SMA Relationship Trust—Series T

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series T Managing Director UBS Asset Management (Americas) Inc.	Scott Dolan Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Asset Management (Americas) Inc.

Craig Ellinger, CFA Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2016. The views and opinions in the letter were current as of February 17, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor or by calling UBS Funds at 800-647 1568.

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/16	1 year	5 years	10 years
SMA Relationship Trust—Series T	3.69%	3.66%	(1.81)%
Bloomberg Barclays US Credit Index[1]	5.63	3.85	5.31
Bloomberg Barclays US Mortgage-Backed Securities Index[2]	1.67	2.06	4.28

1  The Bloomberg Barclays US Credit Index is an unmanaged sub-index of the Bloomberg Barclays US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The Bloomberg Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed pass-through securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series T versus the Bloomberg Barclays US Credit Index and the Bloomberg Barclays US Mortgage-Backed Securities Index over 10 years through December 31, 2016.

SMA Relationship Trust—Series T

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Portfolio statistics—December 31, 2016 (unaudited)

Top ten holdings1

Percentage of net assets
FNMA, 3.500%, TBA	6.9%
FNMA, 3.000%, TBA	4.4
GNMA, 3.500%, TBA	4.1
U.S. Treasury Notes, 0.750%, due 10/31/18	2.6
Kingdom of Spain, 1.300%, due 10/31/26	2.1
FNMA, 4.000%, TBA	1.6
U.S. Treasury Inflation Indexed Note (TIPS), 0.125%, due 04/15/21	1.2
GNMA, 3.000%, TBA	1.1
FHLMC, 3.500%, TBA	1.1
Hilton USA Trust, Series 2016-SFP, Class B, 3.323%, due 11/05/35	1.0
Total	26.1%

Top five issuer breakdown by country or territory of origin1

Percentage of net assets
United States	90.5%
Spain	2.4
United Kingdom	1.6
Brazil	1.2
Canada	1.1
Total	96.8%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series T

Industry diversification—December 31, 2016 (unaudited)

Bonds Corporate bonds	Percentage of net assets
Air freight & logistics	0.03%
Automobiles	0.52
Banks	6.13
Beverages	0.53
Biotechnology	0.71
Building products	0.30
Capital markets	1.83
Chemicals	1.21
Commercial services & supplies	0.37
Communications equipment	0.23
Consumer finance	1.28
Containers & packaging	0.38
Diversified financial services	0.59
Diversified telecommunication services	2.93
Electric utilities	2.05
Electrical equipment	0.17
Electronic equipment, instruments & components	0.29
Equity real estate investment trusts (REITs)	0.60
Food & staples retailing	0.34
Food products	0.19
Health care equipment & supplies	0.40
Health care providers & services	0.19
Hotels, restaurants & leisure	0.16
Household durables	0.43
Household products	0.20
Independent power and renewable electricity producers	0.44
Industrial conglomerates	0.60
Insurance	1.01
Internet & direct marketing retail	0.50
IT services	0.17
Machinery	0.46
Media	2.43
Bonds—(concluded) Corporate bonds—(concluded)	Percentage of net assets
Metals & mining	0.57%
Multiline retail	0.22
Multi-utilities	0.82
Oil, gas & consumable fuels	4.16
Paper & forest products	0.06
Pharmaceuticals	0.90
Real estate management & development	0.26
Road & rail	0.87
Semiconductors & semiconductor equipment	0.19
Software	0.71
Specialty retail	0.31
Technology hardware, storage & peripherals	0.75
Thrifts & mortgage finance	0.41
Tobacco	0.69
Trading companies & distributors	0.63
Wireless telecommunication services	0.48
Total corporate bonds	39.70
Asset-backed securities	10.86
Collateralized mortgage obligations	1.27
Commercial mortgage-backed securities	8.08
Mortgage-backed securities	28.57
Municipal bonds	1.72
Non-U.S. government obligations	6.12
U.S. government agency obligation	0.34
U.S. treasury obligations	8.60
Total bonds	105.26
Short-term investment	15.09
Total investments	120.35
Liabilities, in excess of cash and other assets	(20.35)
Net assets	100.00%

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2016

	Face Amount	Value
Bonds—105.26%
Corporate bonds—39.70%
Australia—0.32%
Australia & New Zealand Banking Group Ltd., 2.700%, due 11/16/20	$130,000	$130,444
BHP Billiton Finance USA Ltd., 3.850%, due 09/30/23	75,000	79,289
Rio Tinto Finance USA Ltd., 3.750%, due 06/15/25	95,000	97,706
Total Australia corporate bonds		307,439
Brazil—0.35%
Caixa Economica Federal, 2.375%, due 11/06/17[1]	335,000	330,812
Canada—1.09%
Anadarko Finance Co., Series B, 7.500%, due 05/01/31	145,000	184,292
Barrick Gold Corp., 4.100%, due 05/01/23	160,000	163,968
NOVA Chemicals Corp., 5.250%, due 08/01/23[1]	410,000	414,100
Petro-Canada, 6.050%, due 05/15/18	150,000	158,498
Rogers Communications, Inc., 5.000%, due 03/15/44	110,000	117,447
Total Canada corporate bonds		1,038,305
Cayman Islands—0.43%
Seagate HDD Cayman, 5.750%, due 12/01/34	190,000	161,975
Vale Overseas Ltd., 4.375%, due 01/11/22	145,000	142,462
XLIT Ltd., 6.375%, due 11/15/24	90,000	104,927
Total Cayman Islands corporate bonds		409,364
Curacao—0.14%
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	133,000	134,164
France—0.22%
Total Capital International SA, 3.750%, due 04/10/24	200,000	209,159
Germany—0.49%
Unitymedia Hessen GmbH & Co. KG, 5.500%, due 01/15/23[1]	450,000	468,563
Ireland—0.36%
GE Capital International Funding Co. Unlimited Co., 3.373%, due 11/15/25	225,000	228,411
Shire Acquisitions Investments Ireland DAC, 2.400%, due 09/23/21	120,000	115,809
Total Ireland corporate bonds		344,220
	Face Amount	Value
Bonds—(continued)
Corporate bonds—(continued)
Luxembourg—0.46%
Actavis Funding SCS, 3.800%, due 03/15/25	$220,000	$219,978
INEOS Group Holdings SA, 5.875%, due 02/15/19[1]	210,000	214,725
Total Luxembourg corporate bonds		434,703
Mexico—0.73%
America Movil SAB de CV, 3.125%, due 07/16/22	330,000	324,637
Petroleos Mexicanos, 4.875%, due 01/24/22	370,000	372,257
Total Mexico corporate bonds		696,894
Netherlands—0.63%
LYB International Finance BV, 4.875%, due 03/15/44	220,000	227,404
Shell International Finance BV, 2.250%, due 11/10/20	130,000	129,717
4.000%, due 05/10/46	90,000	85,883
Teva Pharmaceutical Finance Netherlands III BV, 3.150%, due 10/01/26	170,000	156,145
Total Netherlands corporate bonds		599,149
Norway—0.62%
Eksportfinans ASA, 5.500%, due 06/26/17	580,000	588,207
Singapore—0.29%
Flex Ltd., 5.000%, due 02/15/23	260,000	276,712
Spain—0.32%
Telefonica Emisiones SAU, 3.192%, due 04/27/18	300,000	304,271
United Kingdom—1.64%
Aon plc, 3.500%, due 06/14/24	140,000	140,266
3.875%, due 12/15/25	120,000	122,150
BP Capital Markets plc, 1.676%, due 05/03/19	120,000	119,121
3.062%, due 03/17/22	210,000	212,198
3.506%, due 03/17/25	90,000	90,743
HSBC Holdings plc, 2.950%, due 05/25/21	330,000	329,587
6.500%, due 09/15/37	110,000	136,158
Lloyds Banking Group plc, 4.582%, due 12/10/25	200,000	200,700
Virgin Media Finance plc, 6.375%, due 04/15/23[1]	200,000	207,750
Total United Kingdom corporate bonds		1,558,673
United States—31.08%
21st Century Fox America, Inc., 4.950%, due 10/15/45	100,000	102,575

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2016

	Face Amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
Abbott Laboratories, 3.750%, due 11/30/26	$130,000	$129,031
AbbVie, Inc., 2.500%, due 05/14/20	240,000	239,926
3.200%, due 05/14/26	100,000	95,004
ADT Corp. (The), 3.500%, due 07/15/22	370,000	352,425
Alabama Power Co., 6.000%, due 03/01/39	60,000	74,347
Ally Financial, Inc., 6.250%, due 12/01/17	192,000	199,200
Altria Group, Inc., 5.375%, due 01/31/44	140,000	161,414
Anadarko Petroleum Corp., 4.850%, due 03/15/21	180,000	192,849
Anheuser-Busch InBev Finance, Inc., 4.700%, due 02/01/36	300,000	315,457
4.900%, due 02/01/46	110,000	118,111
Apache Corp., 4.750%, due 04/15/43	50,000	51,406
Apple, Inc., 3.850%, due 05/04/43	170,000	162,235
AT&T, Inc., 2.800%, due 02/17/21	150,000	148,686
3.600%, due 02/17/23	290,000	292,172
4.350%, due 06/15/45	90,000	80,039
6.000%, due 08/15/40	185,000	203,007
AvalonBay Communities, Inc., REIT 3.450%, due 06/01/25	150,000	149,974
Bank of America Corp., Series L, 2.650%, due 04/01/19	200,000	202,035
4.200%, due 08/26/24	320,000	325,599
6.110%, due 01/29/37	400,000	468,209
Barrick North America Finance LLC, 4.400%, due 05/30/21	60,000	62,997
BB&T Corp., 2.625%, due 06/29/20	400,000	402,901
Berkshire Hathaway Energy Co., 5.150%, due 11/15/43	120,000	134,482
Biogen, Inc., 4.050%, due 09/15/25	130,000	133,669
Boston Properties LP, REIT 3.800%, due 02/01/24	340,000	344,454
Burlington Northern Santa Fe LLC, 5.150%, due 09/01/43	360,000	412,665
Capital One Financial Corp., 4.200%, due 10/29/25	190,000	190,379
Case New Holland Industrial, Inc., 7.875%, due 12/01/17	149,000	156,636
CF Industries, Inc., 3.450%, due 06/01/23	330,000	296,670
Charter Communications Operating LLC, 3.579%, due 07/23/20	350,000	356,834
	Face Amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
Cisco Systems, Inc., 5.900%, due 02/15/39	$170,000	$215,536
CIT Group, Inc., 5.500%, due 02/15/19[1]	280,000	295,400
Citigroup, Inc., 1.767%, due 07/30/18[2]	250,000	251,556
5.500%, due 09/13/25	745,000	817,722
CNA Financial Corp., 4.500%, due 03/01/26	100,000	104,434
Comcast Corp., 6.950%, due 08/15/37	165,000	224,701
ConocoPhillips Co., 4.200%, due 03/15/21	120,000	127,364
5.950%, due 03/15/46	80,000	98,810
Consolidated Edison Co. of New York, Inc., 5.850%, due 03/15/36	95,000	114,488
CVS Health Corp., 5.125%, due 07/20/45	52,000	57,840
Devon Energy Corp., 5.000%, due 06/15/45	80,000	78,441
Diamond 1 Finance Corp., 4.420%, due 06/15/21[1]	150,000	155,081
DISH DBS Corp., 7.875%, due 09/01/19	240,000	266,400
Dollar General Corp., 3.250%, due 04/15/23	210,000	207,009
Dominion Resources, Inc., 2.962%, due 07/01/19[3]	80,000	80,958
DR Horton, Inc., 4.000%, due 02/15/20	190,000	195,225
DTE Electric Co., 3.700%, due 03/15/45	125,000	119,259
Duke Energy Indiana LLC, 6.350%, due 08/15/38	70,000	91,042
Duke Energy Progress LLC, 3.000%, due 09/15/21	560,000	573,877
Eaton Corp., 2.750%, due 11/02/22	160,000	158,288
Edison International, 2.950%, due 03/15/23	140,000	138,354
Energy Transfer Partners LP, 7.500%, due 07/01/38	60,000	69,470
9.000%, due 04/15/19	310,000	352,601
Enterprise Products Operating LLC, 2.850%, due 04/15/21	100,000	100,676
5.100%, due 02/15/45	90,000	94,741
ERAC USA Finance LLC, 2.800%, due 11/01/18[1]	270,000	273,332
ERP Operating LP, REIT 4.750%, due 07/15/20	75,000	80,645
Exelon Corp., 3.400%, due 04/15/26	80,000	78,381
Exelon Generation Co. LLC, 2.950%, due 01/15/20	410,000	414,668

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2016

	Face Amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
Exxon Mobil Corp., 4.114%, due 03/01/46	$60,000	$61,328
FedEx Corp., 3.875%, due 08/01/42	30,000	27,328
Florida Power & Light Co., 5.950%, due 02/01/38	120,000	153,554
Ford Motor Co., 7.450%, due 07/16/31	175,000	219,252
Ford Motor Credit Co. LLC, 8.125%, due 01/15/20	185,000	213,214
Frontier Communications Corp., 8.500%, due 04/15/20	250,000	262,500
General Electric Co., 4.650%, due 10/17/21	175,000	191,787
Series A, 6.750%, due 03/15/32	285,000	378,886
General Motors Co., 6.600%, due 04/01/36	240,000	273,939
General Motors Financial Co., Inc., 3.100%, due 01/15/19	170,000	171,744
3.700%, due 11/24/20	170,000	172,802
Georgia-Pacific LLC, 8.000%, due 01/15/24	45,000	57,377
Gilead Sciences, Inc., 4.750%, due 03/01/46	200,000	206,529
Goldman Sachs Group, Inc. (The), 2.875%, due 02/25/21	310,000	311,180
5.150%, due 05/22/45	100,000	104,968
5.750%, due 01/24/22	250,000	280,788
Hartford Financial Services Group, Inc. (The), 5.950%, due 10/15/36	250,000	285,228
Home Depot, Inc. (The), 2.125%, due 09/15/26	80,000	73,676
3.350%, due 09/15/25	110,000	112,698
Illinois Tool Works, Inc., 2.650%, due 11/15/26	140,000	133,619
3.500%, due 03/01/24	140,000	145,230
Indiana Michigan Power Co., Series K, 4.550%, due 03/15/46	90,000	93,158
International Business Machines Corp., 2.250%, due 02/19/21	160,000	159,672
International Lease Finance Corp., 5.875%, due 08/15/22	340,000	368,900
7.125%, due 09/01/18[1]	210,000	226,275
International Paper Co., 3.800%, due 01/15/26	130,000	131,479
John Deere Capital Corp., 2.450%, due 09/11/20	120,000	120,408
JPMorgan Chase & Co., 3.875%, due 09/10/24	440,000	444,672
4.625%, due 05/10/21	290,000	311,988
Kimberly-Clark Corp., 3.200%, due 07/30/46	100,000	86,759
3.625%, due 08/01/20	95,000	99,561
	Face Amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
Kinder Morgan Energy Partners LP, 5.000%, due 10/01/21	$260,000	$276,596
6.500%, due 09/01/39	105,000	115,109
Kinder Morgan, Inc., 5.550%, due 06/01/45	70,000	73,492
Kraft Heinz Foods Co., 5.200%, due 07/15/45	170,000	177,628
Kroger Co. (The), 3.850%, due 08/01/23	260,000	269,705
Lennar Corp., 4.750%, due 05/30/25	220,000	214,500
Level 3 Financing, Inc., 5.375%, due 08/15/22	220,000	227,150
Lowe's Cos., Inc., 4.650%, due 04/15/42	100,000	106,671
Masco Corp., 3.500%, due 04/01/21	110,000	110,275
4.450%, due 04/01/25	170,000	172,550
McDonald's Corp., 2.100%, due 12/07/18	100,000	100,573
4.875%, due 12/09/45	50,000	53,449
Medtronic, Inc., 4.375%, due 03/15/35	234,000	247,166
MetLife, Inc., 4.125%, due 08/13/42	70,000	68,758
Microsoft Corp., 2.375%, due 02/12/22	180,000	179,101
4.450%, due 11/03/45	170,000	180,752
Morgan Stanley, 4.350%, due 09/08/26	615,000	626,644
4.875%, due 11/01/22	160,000	171,292
Series J, 5.550%, due 07/15/20[2,4]	240,000	242,700
National Rural Utilities Cooperative Finance Corp., 2.300%, due 11/01/20	120,000	119,190
Navient Corp., 8.000%, due 03/25/20	10,000	11,094
NBCUniversal Media LLC, 4.375%, due 04/01/21	90,000	97,148
NCR Corp., 5.000%, due 07/15/22	230,000	234,600
Netflix, Inc., 5.500%, due 02/15/22	230,000	247,825
Northern States Power Co., 3.600%, due 05/15/46	80,000	75,566
Oncor Electric Delivery Co. LLC, 3.750%, due 04/01/45[1]	80,000	76,538
Oracle Corp., 2.500%, due 05/15/22	170,000	168,639
5.375%, due 07/15/40	130,000	150,811
Pacific Gas & Electric Co., 2.950%, due 03/01/26	90,000	88,046
5.800%, due 03/01/37	85,000	103,535

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2016

	Face Amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
PacifiCorp, 6.000%, due 01/15/39	$120,000	$152,436
PepsiCo, Inc., 4.875%, due 11/01/40	65,000	71,877
Pfizer, Inc., 7.200%, due 03/15/39	160,000	230,747
Philip Morris International, Inc., 2.900%, due 11/15/21	180,000	182,238
Prudential Financial, Inc., 6.625%, due 06/21/40	110,000	139,497
Quicken Loans, Inc., 5.750%, due 05/01/25[1]	400,000	389,000
QVC, Inc., 4.450%, due 02/15/25	240,000	230,413
Realogy Group LLC, 5.250%, due 12/01/21[1]	245,000	251,125
Reynolds American, Inc., 5.700%, due 08/15/35	270,000	309,591
Reynolds Group Issuer, Inc., 5.750%, due 10/15/20	220,000	226,875
Sempra Energy, 4.050%, due 12/01/23	220,000	229,518
9.800%, due 02/15/19	195,000	225,786
Sprint Capital Corp., 6.900%, due 05/01/19	280,000	296,450
Sprint Corp., 7.250%, due 09/15/21	10,000	10,625
SunTrust Bank, 7.250%, due 03/15/18	185,000	196,215
SunTrust Banks, Inc., 2.700%, due 01/27/22	190,000	189,889
Synchrony Financial, 4.500%, due 07/23/25	140,000	143,622
TCI Communications, Inc., 7.875%, due 02/15/26	104,000	139,419
Texas Instruments, Inc., 1.650%, due 08/03/19	70,000	69,812
1.850%, due 05/15/22	120,000	115,278
Time Warner Entertainment Co. LP, 8.375%, due 03/15/23	125,000	157,054
Time Warner, Inc., 2.950%, due 07/15/26	200,000	186,027
3.800%, due 02/15/27	100,000	99,122
Union Pacific Corp., 4.050%, due 11/15/45	140,000	140,609
UnitedHealth Group, Inc., 4.625%, due 07/15/35	170,000	185,015
Valero Energy Corp., 6.625%, due 06/15/37	160,000	186,983
Verizon Communications, Inc., 2.709%, due 09/14/18[2]	170,000	173,795
4.522%, due 09/15/48	354,000	338,763
Virginia Electric & Power Co., 3.450%, due 09/01/22	130,000	134,683
	Face Amount	Value
Bonds—(continued)
Corporate bonds—(concluded)
United States—(concluded)
Walt Disney Co. (The), 2.150%, due 09/17/20	$100,000	$100,371
4.125%, due 06/01/44	110,000	113,490
Wells Fargo & Co., 5.375%, due 11/02/43	190,000	209,310
Williams Partners LP, 4.300%, due 03/04/24	230,000	232,005
Windstream Services LLC, 7.750%, due 10/15/20	250,000	257,000
Total United States corporate bonds		29,573,929
Virgin Islands, British—0.53%
Sinopec Group Overseas Development 2013 Ltd., 2.500%, due 10/17/18[1]	500,000	502,697
Total corporate bonds (cost—$37,763,025)		37,777,261
Asset-backed securities—10.86%
United States—10.86%
Americredit Automobile Receivables Trust, Series 2016-4, Class A2A, 1.340%, due 04/08/20	375,000	374,807
Series 2016-4, Class D, 2.740%, due 12/08/22	825,000	810,129
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class D, 2.540%, due 06/08/20	400,000	402,704
Series 2016-3, Class D, 2.710%, due 09/08/22	475,000	466,870
Capital Auto Receivables Asset Trust, Series 2016-3, Class A2A, 1.360%, due 04/22/19	225,000	225,097
Series 2016-3, Class D, 2.650%, due 01/20/24	250,000	245,993
Series 2013-4, Class C, 2.670%, due 02/20/19	850,000	855,974
Series 2016-2, Class D, 3.160%, due 11/20/23	375,000	374,419
Series 2013-4, Class D, 3.220%, due 05/20/19	300,000	303,924
Series 2015-4, Class D, 3.620%, due 05/20/21	225,000	229,405
Series 2016-1, Class D, 4.030%, due 08/21/23	775,000	793,089
Drive Auto Receivables Trust, Series 2016-CA, Class A2, 1.410%, due 01/15/19[1]	500,000	499,994
Series 2015-BA, Class C, 2.760%, due 07/15/21[1]	350,000	352,216
Series 2016-BA, Class C, 3.190%, due 07/15/22[1]	225,000	226,658
Series 2015-BA, Class D, 3.840%, due 07/15/21[1]	725,000	729,943

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2016

	Face Amount	Value
Bonds—(continued)
Asset-backed securities—(concluded)
United States—(concluded)
Series 2016-CA, Class D, 4.180%, due 03/15/24[1]	$275,000	$272,768
Series 2015-CA, Class D, 4.200%, due 09/15/21[1]	550,000	557,100
Series 2015-DA, Class D, 4.590%, due 01/17/23[1]	450,000	461,893
GM Financial Automobile Leasing Trust, Series 2016-3, Class A2A, 1.350%, due 02/20/19	300,000	299,740
M&T Bank Auto Receivables Trust, Series 2013-1A, Class C, 2.160%, due 03/15/19[1]	500,000	500,479
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2A, 1.200%, due 12/17/18	14,780	14,781
Series 2016-3, Class A2, 1.340%, due 11/15/19	650,000	650,124
Series 2013-5, Class C, 2.250%, due 06/17/19	112,134	112,501
Series 2016-3, Class C, 2.460%, due 03/15/22	425,000	422,587
Series 2016-2, Class D, 3.390%, due 04/15/22	150,000	151,063
Total asset-backed securities (cost—$10,320,327)		10,334,258
Collateralized mortgage obligations—1.27%
United States—1.27%
FREMF Mortgage Trust, Series 2015-K48, Class B, 3.636%, due 08/25/48[1,2]	350,000	335,837
Series 2015-K50, Class B, 3.779%, due 10/25/48[1,2]	470,000	455,238
Series 2016-K55, Class B, 4.160%, due 04/25/49[1,2]	425,000	417,502
Total collateralized mortgage obligations (cost—$1,214,500)		1,208,577
Commercial mortgage-backed securities—8.08%
United States—8.08%
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class DPA, 3.704%, due 12/15/27[1,2]	233,893	234,334
CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class C, 2.454%, due 03/15/17[1,2]	425,000	420,775
Citigroup Commercial Mortgage Trust, Series 2016-P5, Class B, 3.698%, due 10/10/49[2]	700,000	685,275
COMM Mortgage Trust, Series 2015-CR26, Class A4, 3.630%, due 10/10/48	550,000	565,232
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class CFX, 3.382%, due 12/15/34[1,2]	525,000	527,345
	Face Amount	Value
Bonds—(continued)
Commercial mortgage-backed securities—(concluded)
United States—(concluded)
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.604%, due 07/15/31[1,2]	$625,000	$625,702
Hilton USA Trust, Series 2016-SFP, Class B, 3.323%, due 11/05/35[1]	1,000,000	987,146
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class D, 3.204%, due 10/15/29[1,2]	725,000	709,831
Series 2016-JP3, Class B, 3.397%, due 08/15/49[2]	200,000	194,964
Series 2014-FL5, Class D, 4.204%, due 07/15/31[1,2]	650,000	633,072
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A5, 3.822%, due 07/15/48	365,000	379,875
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class ASB, 2.994%, due 12/15/49	600,000	599,483
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class ASB, 3.479%, due 05/15/48	125,000	128,056
Starwood Retail Property Trust, Series 2014-STAR, Class C, 3.204%, due 11/15/27[1,2]	550,000	542,067
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class ASB, 3.400%, due 06/15/48	250,000	257,005
WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class D, 3.275%, due 11/15/29[1,2]	200,857	198,494
Total commercial mortgage-backed securities (cost—$7,797,596)		7,688,656
Mortgage-backed securities—28.57%
United States—28.57%
FHLMC, 3.500%, TBA	1,050,000	1,074,465
4.000%, TBA	675,000	708,615
#A96140 4.000%, due 01/01/41	309,106	326,211
4.500%, TBA	725,000	777,925
#G04913 5.000%, due 03/01/38	80,803	88,320
#G02922 5.500%, due 04/01/37	81,021	91,863
#G06381 5.500%, due 08/01/40	526,620	589,316
#C56030 6.000%, due 03/01/31	1,922	2,171
#C55783 6.500%, due 01/01/29	54,480	61,533
#C00410 8.000%, due 07/01/25	23,343	26,268
#C37436 8.000%, due 01/01/30	11,202	13,595

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2016

	Face Amount	Value
Bonds—(continued)
Mortgage-backed securities—(concluded)
United States—(concluded)
FNMA, 3.000%, TBA	$4,175,000	$4,144,522
3.000%, TBA	850,000	842,500
3.500%, TBA	6,375,000	6,529,913
#MA2864 3.500%, due 01/01/47	700,000	718,453
4.000%, TBA	300,000	315,240
4.000%, TBA	1,425,000	1,495,386
#AB2331 4.000%, due 02/01/41	224,297	235,851
#AS5669 4.000%, due 08/01/45	288,139	304,707
4.500%, TBA	625,000	672,000
#889657 4.500%, due 09/01/37	267,686	289,583
#975213 5.000%, due 03/01/38	20,730	22,564
#890209 5.000%, due 05/01/40	10,014	10,925
#244450 5.500%, due 11/01/23	15,565	17,284
#555591 5.500%, due 07/01/33	191,390	214,370
#901999 6.000%, due 11/01/36	101,288	114,774
#990686 6.000%, due 09/01/38	6,238	7,057
GNMA, 3.000%, TBA	1,075,000	1,087,685
#MA4003 3.000%, due 10/20/46	969,825	982,678
3.500%, TBA	3,775,000	3,921,470
4.000%, TBA	900,000	955,260
#779424 4.000%, due 06/20/42	75,650	80,658
#AA8267 4.000%, due 07/15/42	285,119	305,212
#002687 6.000%, due 12/20/28	11,341	12,909
#508540 6.000%, due 02/20/34	125,207	137,190
#486873 6.500%, due 01/15/29	5,123	5,886
#338523 8.000%, due 12/15/22	1,194	1,294
Total mortgage-backed securities (cost—$27,011,369)		27,185,653
Municipal bonds—1.72%
Los Angeles Unified School District, GO Bonds, 6.758%, due 07/01/34	250,000	334,943
Metropolitan Transportation Authority Revenue Bonds, Series A, 6.668%, due 11/15/39	95,000	125,168
State of California, GO Bonds, 7.300%, due 10/01/39	280,000	395,469
7.550%, due 04/01/39	105,000	155,926
State of Illinois, GO Bonds, 5.877%, due 03/01/19	595,000	630,539
Total municipal bonds (cost—$1,451,832)		1,642,045
Non-U.S. government obligations—6.12%
Brazil—0.80%
Federative Republic of Brazil, 6.000%, due 04/07/26	735,000	761,644
Chile—0.24%
Republic of Chile, 3.250%, due 09/14/21	220,000	227,700
	Face Amount		Value
Bonds—(continued)
Non-U.S. government obligations—(concluded)
Colombia—0.34%
Republic of Colombia, 8.125%, due 05/21/24		$260,000	$325,000
Germany—0.13%
Kreditanstalt fuer Wiederaufbau, 3.079%, due 04/18/36[5]		235,000	125,405
Indonesia—0.63%
Republic of Indonesia, 5.875%, due 03/13/20[1]		120,000	130,950
6.625%, due 02/17/37[1]		400,000	463,000
			593,950
Israel—0.54%
State of Israel, 5.500%, due 09/18/33		400,000	517,170
Mexico—0.35%
United Mexican States, 4.000%, due 10/02/23		150,000	150,375
6.750%, due 09/27/34		155,000	184,063
			334,438
Peru—0.67%
Republic of Peru, 4.125%, due 08/25/27		105,000	109,069
7.350%, due 07/21/25		410,000	527,362
			636,431
Poland—0.09%
Republic of Poland, 5.000%, due 03/23/22		75,000	81,748
Spain—2.10%
Kingdom of Spain, 1.300%, due 10/31/26[1,6]	EUR	1,915,000	2,001,650
Turkey—0.23%
Republic of Turkey, 4.875%, due 10/09/26		235,000	217,081
Total non-U.S. government obligations (cost—$5,943,073)			5,822,217
U.S. government agency obligation—0.34%
Tennessee Valley Authority, 2.875%, due 09/15/24 (cost—$316,608)		320,000	326,951
U.S. treasury obligations—8.60%
U.S. Treasury Bonds, 2.250%, due 08/15/46		530,000	444,496
2.875%, due 11/15/46		350,000	337,083
3.750%, due 08/15/41		245,000	275,409
U.S. Treasury Inflation Indexed Bond (TIPS), 1.000%, due 02/15/46		170,000	174,101

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2016

	Face Amount	Value
Bonds—(concluded)
U.S. treasury obligations—(concluded)
U.S. Treasury Inflation Indexed Note (TIPS), 0.125%, due 04/15/21	$1,085,000	$1,112,863
0.125%, due 07/15/26	520,000	507,014
U.S. Treasury Notes, 0.750%, due 10/31/18	2,525,000	2,506,378
1.250%, due 10/31/21	720,000	697,481
1.375%, due 08/31/23	125,000	118,287
1.500%, due 08/15/26	995,000	913,649
1.625%, due 10/31/23	500,000	480,441
1.750%, due 11/30/21	625,000	619,716
Total U.S. treasury obligations (cost—$8,195,312)		8,186,918
Total bonds (cost—$100,013,642)		100,172,536
	Shares	Value
Short-term investment—15.09%
Investment company—15.09%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost—$14,360,843)	14,360,843	$14,360,843
Total investments (cost—$114,374,485)—120.35%		114,533,379
Liabilities, in excess of cash and other assets—(20.35)%		(19,370,380)
Net assets—100.00%		$95,162,999

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $114,659,157; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$908,625
Gross unrealized depreciation	(1,034,403)
Net unrealized depreciation of investments	$(125,778)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 50. Portfolio footnotes begin on page 49.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	CAD	2,580,000	USD	1,931,152	01/30/17	$8,939
JPMCB	EUR	1,915,000	USD	2,004,138	01/30/17	(14,623)
Net unrealized depreciation on forward foreign currency contracts						$(5,684)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
Ultra 10 Year US Treasury Bond, 12 contracts (USD)	March 2017	$1,610,518	$1,608,750	$(1,768)
US Treasury futures sell contracts:
US Long Bond, 4 contracts (USD)	March 2017	(608,734)	(602,625)	6,109
US Ultra Bond, 5 contracts (USD)	March 2017	(809,290)	(801,250)	8,040
2 Year US Treasury Notes, 44 contracts (USD)	March 2017	(9,518,377)	(9,534,250)	(15,873)

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2016

Futures contracts—(concluded)

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Interest rate futures buy contracts:
Australian Government 3 Year Bond, 85 contracts (AUD)	March 2017	$6,824,293	$6,837,423	$13,130
Interest rate futures sell contracts:
Euro-Bund, 18 contracts (EUR)	March 2017	(3,057,448)	(3,110,265)	(52,817)
Net unrealized depreciation on futures contracts				$(43,179)

Credit default swap agreements on credit indices—sell protection7

Counterparty	Referenced obligation	Notional amount		Termination date	Payments received by the Fund[8]	Upfront payments received	Value	Unrealized appreciation	Credit spread[9]
MSC	CMBX.NA.AA. Series 9 Index	USD	1,250,000	09/17/58	1.500%	$88,519	$(29,990)	$58,529	2.282%

Options written

	Expiration date	Premiums received	Value
Foreign exchange put options
Foreign Exchange Option, Sell USD/CAD, Notional Amount USD 2,300,000, strike @ CAD 1.34, counterparty: CITI	January 2017	$29,572	$(11,796)
Foreign Exchange Option, Sell USD/GBP, Notional Amount USD 2,900,000, strike @ GBP 0.81, counterparty: CITI	March 2017	36,846	(53,163)
Foreign Exchange Option, Sell USD/JPY, Notional Amount USD 2,400,000, strike @ JPY 115.00, counterparty: CITI	February 2017	33,347	(31,704)
Total options written		$99,765	$(96,663)

Options written activity for the year ended December 31, 2016 was as follows:

	Number of contracts	Premiums received
Call and/or put options outstanding at December 31, 2015	200	$161,800
Call and/or put options written	152	47,400
Call and/or put options terminated in closing purchase transactions	(252)	(128,300)
Call and/or put options expired prior to exercise	(100)	(80,900)
Call and/or put options outstanding at December 31, 2016	—	$—

Premiums received
Swaptions & foreign exchange options outstanding at December 31, 2015	$186,476
Swaptions & foreign exchange options written	991,598
Swaptions & foreign exchange options terminated in closing purchase transactions	(1,078,309)
Swaptions & foreign exchange options expired prior to exercise	—
Swaptions & foreign exchange options outstanding at December 31, 2016	$99,765

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2016

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$37,777,261	$—	$37,777,261
Asset-backed securities	—	10,334,258	—	10,334,258
Collateralized mortgage obligations	—	1,208,577	—	1,208,577
Commercial mortgage-backed securities	—	7,688,656	—	7,688,656
Mortgage-backed securities	—	27,185,653	—	27,185,653
Municipal bonds	—	1,642,045	—	1,642,045
Non-U.S. government obligations	—	5,822,217	—	5,822,217
U.S. government obligation	—	326,951	—	326,951
U.S. treasury obligations	—	8,186,918	—	8,186,918
Short-term investment	14,360,843	—	—	14,360,843
Forward foreign currency contracts	—	8,939	—	8,939
Futures contracts	27,279	—	—	27,279
Total	$14,388,122	$100,181,475	$—	$114,569,597
Liabilities
Forward foreign currency contracts	—	(14,623)	—	(14,623)
Futures contracts	(70,458)	—	—	(70,458)
Swap agreements, at value	—	(29,990)	—	(29,990)
Options written	—	(96,663)	—	(96,663)
Total	$(70,458)	$(141,276)	$—	$(211,734)

At December 31, 2016, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

2  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

3  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

4  Perpetual investment. Date shown reflects the next call date.

5  Rate shown is the discount rate at the date of purchase unless otherwise noted.

6  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

7  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

8  Payments made or received are based on the notional amount.

9  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

SMA Relationship Trust

December 31, 2016

Portfolio acronyms:

ADR  American Depositary Receipt

AGC  Assured Guaranty Corporation

AGC-ICC  Assured Guaranty Corporation—Insured Custody Certificates

AMBAC  American Municipal Bond Assurance Corporation

COP  Certificate of Participation

CVA  Dutch Certification—Depository Certificate

ETF  Exchange Traded Fund

FGIC  Financial Guaranty Insurance Corporation

FHLMC  Federal Home Loan Mortgage Association

FNMA  Federal National Mortgage Association

GDR  Global Depositary Receipt

GNMA  Government National Mortgage Association

GO  General Obligation

NATL-RE  Reinsured by National Public Finance Guarantee Corporation

PJSC  Private Joint Stock Company

PSF-GTD  Permanent School Fund Guaranteed

REIT  Real Estate Investment Trust

TBA  To Be Announced. TBA security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

TIPS  Treasury Inflation Protected Securities. TIPS are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed,while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations:

CITI  Citibank NA

GSI  Goldman Sachs International

HSBC  HSBC Bank NA

JPMCB  JPMorgan Chase Bank

MSC  Morgan Stanley & Co.

SSB  State Street Bank

Currency abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan

COP  Colombian Peso

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

ILS  Israel New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.

SMA Relationship Trust

December 31, 2016 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds*, you may incur costs such as transactional costs (as applicable) or program fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 to December 31, 2016.

Actual expenses

The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

*  Collectively refers to SMA Relationship Trust—Series G, SMA Relationship Trust—Series M, SMA Relationship Trust—Series S and SMA Relationship Trust—Series T.

SMA Relationship Trust

December 31, 2016 (unaudited)

	Beginning account value July 1, 2016	Ending account value December 31, 2016	Expenses paid during period* 07/01/16 – 12/31/16
Series G
Actual	$1,000.00	$1,067.70	$—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.14	—
Series M
Actual	1,000.00	961.90	—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.14	—
Series S
Actual	1,000.00	1,194.70	—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.14	—
Series T
Actual	1,000.00	989.10	—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.14	—

*  Expenses are equal to each Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period). UBS Asset Management (Americas) Inc., the Funds' advisor, is responsible for paying expenses it incurs in providing advisory services as well as the operating expenses of each Fund

This page intentionally left blank.

SMA Relationship Trust

Statement of assets and liabilities
December 31, 2016

	Series G	Series M
Assets:
Investments, at cost:
Unaffiliated issuers	$151,565,204	$249,873,226
Foreign currency	342,847	—
	$151,908,051	$249,873,226
Investments, at value:
Unaffiliated issuers	$154,100,869	$250,069,078
Foreign currency	342,490	—
Receivables:
Investment securities sold	253,110	—
Dividends and interest	3,665	2,983,588
Fund shares sold	140,695	1,487,020
Foreign tax reclaims	212,766	—
Due from broker	—	—
Cash collateral for futures contracts	—	—
Unrealized appreciation on forward foreign currency contracts	488,245	—
Total assets	155,541,840	254,539,686
Liabilities:
Payables:
Investment securities purchased	288,695	9,637,680
Fund shares redeemed	1,572,232	1,110,591
Due to custodian	2,734,769	—
Variation margin on futures contracts	—	—
Options written, at value[1]	—	—
Outstanding swap agreements, at value[2]	—	—
Unrealized depreciation on forward foreign currency contracts	459,453	—
Total liabilities	5,055,149	10,748,271
Net assets	$150,486,691	$243,791,415
Net assets consist of:
Beneficial interest	$208,242,742	$246,474,197
Accumulated undistributed (distributions in excess of) net investment income	(837,642)	3,244
Accumulated net realized loss	(59,460,924)	(2,881,878)
Net unrealized appreciation	2,542,515	195,852
Net assets	$150,486,691	$243,791,415
Shares outstanding	18,292,607	22,147,581
Net asset value, offering and redemption proceeds per share	$8.23	$11.01

1  Premiums received by Series T were $99,765.

2  Net upfront payments received by Series T were $88,519.

SMA Relationship Trust

	Series S	Series T
Assets:
Investments, at cost:
Unaffiliated issuers	$47,694,377	$114,374,485
Foreign currency	—	4,801
	$47,694,377	$114,379,286
Investments, at value:
Unaffiliated issuers	$57,392,691	$114,533,379
Foreign currency	—	4,855
Receivables:
Investment securities sold	183,001	18,310,074
Dividends and interest	71,317	598,664
Fund shares sold	65,539	552,366
Foreign tax reclaims	—	—
Due from broker	—	58,262
Cash collateral for futures contracts	—	155,688
Unrealized appreciation on forward foreign currency contracts	—	8,939
Total assets	57,712,548	134,222,227
Liabilities:
Payables:
Investment securities purchased	—	38,782,248
Fund shares redeemed	375,943	92,275
Due to custodian	7	—
Variation margin on futures contracts	—	43,429
Options written, at value[1]	—	96,663
Outstanding swap agreements, at value[2]	—	29,990
Unrealized depreciation on forward foreign currency contracts	—	14,623
Total liabilities	375,950	39,059,228
Net assets	$57,336,598	$95,162,999
Net assets consist of:
Beneficial interest	$47,963,746	$237,494,353
Accumulated undistributed (distributions in excess of) net investment income	138,248	1,515,783
Accumulated net realized loss	(463,710)	(144,018,036)
Net unrealized appreciation	9,698,314	170,899
Net assets	$57,336,598	$95,162,999
Shares outstanding	4,824,508	20,665,261
Net asset value, offering and redemption proceeds per share	$11.88	$4.60

See accompanying notes to financial statements.

SMA Relationship Trust

Statement of operations
For the year ended December 31, 2016

	Series G	Series M
Investment income:
Dividends and other	$4,633,884	$6,821
Interest	—	6,389,483
Foreign tax withheld	(372,505)	—
Net investment income	4,261,379	6,396,304
Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	(10,799,613)	2,631,015
Futures contracts	—	—
Options written	—	—
Swap agreements	—	—
Forward foreign currency contracts	(112,454)	—
Foreign currency transactions	181,539	—
Net realized gain (loss)	(10,730,528)	2,631,015
Change in net unrealized appreciation (depreciation) on:
Investments	12,435,743	(8,292,075)
Futures contracts	—	—
Options written	—	—
Swap agreements	—	—
Forward foreign currency contracts	44,549	—
Translation of other assets and liabilities denominated in foreign currency	5,628	—
Change in net unrealized appreciation (depreciation)	12,485,920	(8,292,075)
Net realized and unrealized gain (loss) from investment activities	1,755,392	(5,661,060)
Net increase in net assets resulting from operations	$6,016,771	$735,244

SMA Relationship Trust

	Series S	Series T
Investment income:
Dividends and other	$1,042,713	$70,393
Interest	—	2,483,832
Foreign tax withheld	—	(183)
Net investment income	1,042,713	2,554,042
Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,770,624	(440,018)
Futures contracts	—	219,959
Options written	—	539,064
Swap agreements	—	(932,083)
Forward foreign currency contracts	—	98,793
Foreign currency transactions	—	9,386
Net realized gain (loss)	2,770,624	(504,899)
Change in net unrealized appreciation (depreciation) on:
Investments	12,601,196	1,664,856
Futures contracts	—	7,135
Options written	—	(113,639)
Swap agreements	—	215,422
Forward foreign currency contracts	—	(66,784)
Translation of other assets and liabilities denominated in foreign currency	—	(3,022)
Change in net unrealized appreciation (depreciation)	12,601,196	1,703,968
Net realized and unrealized gain (loss) from investment activities	15,371,820	1,199,069
Net increase in net assets resulting from operations	$16,414,533	$3,753,111

See accompanying notes to financial statements.

SMA Relationship Trust

Statement of changes in net assets

	Series G		Series M
	Year ended December 31,		Year ended December 31,
	2016	2015	2016	2015
From operations:
Net investment income	$4,261,379	$2,686,087	$6,396,304	$6,549,824
Net realized gain (loss)	(10,730,528)	(7,473,172)	2,631,015	2,221,560
Change in net unrealized appreciation (depreciation)	12,485,920	(6,326,434)	(8,292,075)	1,497,175
Net increase (decrease) in net assets from operations	6,016,771	(11,113,519)	735,244	10,268,559
Dividends and distributions to shareholders from:
Net investment income	(5,541,165)	(1,402,723)	(6,398,390)	(6,546,236)
Net realized gain	—	—	—	—
Total dividends and distributions to shareholders	(5,541,165)	(1,402,723)	(6,398,390)	(6,546,236)
From beneficial interest transactions:
Proceeds from shares sold	62,257,040	110,111,890	81,731,821	63,347,897
Cost of shares redeemed	(55,366,608)	(33,029,297)	(69,312,324)	(42,207,700)
Net increase (decrease) in net assets resulting from beneficial interest transactions	6,890,432	77,082,593	12,419,497	21,140,197
Increase (decrease) in net asset	7,366,038	64,566,351	6,756,351	24,862,520
Net assets:
Net assets, beginning of year	143,120,653	78,554,302	237,035,064	212,172,544
Net assets, end of year	$150,486,691	$143,120,653	$243,791,415	$237,035,064
Accumulated undistributed (distributions in excess) net investment income	$(837,642)	$137,366	$3,244	$5,330

SMA Relationship Trust

	Series S		Series T
	Year ended December 31,		Year ended December 31,
	2016	2015	2016	2015
From operations:
Net investment income	$1,042,713	$1,136,612	$2,554,042	$2,492,052
Net realized gain (loss)	2,770,624	7,427,033	(504,899)	420,408
Change in net unrealized appreciation (depreciation)	12,601,196	(10,005,061)	1,703,968	(2,509,088)
Net increase (decrease) in net assets from operations	16,414,533	(1,441,416)	3,753,111	403,372
Dividends and distributions to shareholders from:
Net investment income	(908,034)	(1,198,199)	(3,140,204)	(3,461,622)
Net realized gain	(4,248,022)	(8,097,865)	—	—
Total dividends and distributions to shareholders	(5,156,056)	(9,296,064)	(3,140,204)	(3,461,622)
From beneficial interest transactions:
Proceeds from shares sold	15,638,054	66,136,029	12,878,585	22,026,443
Cost of shares redeemed	(24,018,069)	(59,673,388)	(25,822,231)	(21,380,852)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(8,380,015)	6,462,641	(12,943,646)	645,591
Increase (decrease) in net asset	2,878,462	(4,274,839)	(12,330,739)	(2,412,659)
Net assets:
Net assets, beginning of year	54,458,136	58,732,975	107,493,738	109,906,397
Net assets, end of year	$57,336,598	$54,458,136	$95,162,999	$107,493,738
Accumulated undistributed (distributions in excess) net investment income	$138,248	$—	$1,515,783	$2,220,903

See accompanying notes to financial statements.

SMA Relationship Trust—Series G

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.32	$8.93	$10.19	$8.76	$7.42
Income (loss) from investment operations:
Net investment income[1]	0.22	0.20	0.21	0.19	0.19
Net realized and unrealized gain (loss)	(0.01)[3]	(0.73)	(1.29)	1.53	1.32
Total income (loss) from investment operations	0.21	(0.53)	(1.08)	1.72	1.51
Dividends/distributions:
From net investment income	(0.30)	(0.08)	(0.18)	(0.29)	(0.17)
Net asset value, end of year	$8.23	$8.32	$8.93	$10.19	$8.76
Total investment return[2]	2.40%	(5.94)%	(10.60)%	19.74%	20.42%
Ratios to average net assets:
Net investment income	2.66%	2.26%	2.10%	2.00%	2.39%
Supplemental data:
Net assets, end of year (000's)	$150,487	$143,121	$78,554	$93,989	$116,421
Portfolio turnover rate	67%	52%	146%	100%	110%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  In addition to net realized and unrealized losses on investments as set forth in the Statement of operations, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the Fund's investments.

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.23	$11.05	$10.59	$10.97	$10.61
Income (loss) from investment operations:
Net investment income[1]	0.30	0.32	0.31	0.27	0.33
Net realized and unrealized gain (loss)	(0.22)	0.18	0.47	(0.39)	0.36
Total income (loss) from investment operations	0.08	0.50	0.78	(0.12)	0.69
Dividends/distributions:
From net investment income	(0.30)	(0.32)	(0.32)	(0.26)	(0.33)
Net asset value, end of year	$11.01	$11.23	$11.05	$10.59	$10.97
Total investment return[2]	0.68%	4.61%	7.40%	(1.05)%	6.55%
Ratios to average net assets:
Net investment income	2.62%	2.90%	2.87%	2.49%	2.99%
Supplemental data:
Net assets, end of year (000's)	$243,791	$237,035	$212,173	$206,770	$166,821
Portfolio turnover rate	76%	68%	80%	91%	65%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

SMA Relationship Trust—Series S

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.09	$11.51	$13.35	$10.07	$8.39
Income (loss) from investment operations:
Net investment income[1]	0.19	0.16	0.14	0.13	0.17
Net realized and unrealized gain (loss)	2.66	(0.01)[3]	(0.20)	3.40	1.67
Total income (loss) from investment operations	2.85	0.15	(0.06)	3.53	1.84
Dividends/distributions:
From net investment income	(0.19)	(0.20)	(0.15)	(0.14)	(0.16)
From net realized gains	(0.87)	(1.37)	(1.63)	(0.11)	—
Total dividends/distributions	(1.06)	(1.57)	(1.78)	(0.25)	(0.16)
Net asset value, end of year	$11.88	$10.09	$11.51	$13.35	$10.07
Total investment return[2]	28.24%	1.41%	(0.35)%	35.07%	21.95%
Ratios to average net assets:
Net investment income	1.71%	1.37%	1.07%	1.10%	1.79%
Supplemental data:
Net assets, end of year (000's)	$57,337	$54,458	$58,733	$74,481	$63,500
Portfolio turnover rate	62%	145%	58%	54%	80%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  In addition to net realized and unrealized losses on investments as set forth in the Statement of operations, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the Fund's investments.

See accompanying notes to financial statements.

SMA Relationship Trust—Series T

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$4.58	$4.72	$4.52	$4.68	$4.50
Income (loss) from investment operations:
Net investment income[1]	0.12	0.11	0.11	0.04	0.13
Net realized and unrealized gain (loss)	0.05	(0.10)	0.22	(0.05)	0.20
Total income (loss) from investment operations	0.17	0.01	0.33	(0.01)	0.33
Dividends/distributions:
From net investment income	(0.15)	(0.15)	(0.13)	(0.15)	(0.15)
Net asset value, end of year	$4.60	$4.58	$4.72	$4.52	$4.68
Total investment return[2]	3.69%	0.19%	7.47%	(0.32)%	7.53%
Ratios to average net assets:
Net investment income	2.56%	2.30%	2.29%	0.79%	2.80%
Supplemental data:
Net assets, end of year (000's)	$95,163	$107,494	$109,906	$100,992	$104,269
Portfolio turnover rate	996%	957%	788%	505%	460%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

SMA Relationship Trust

Notes to financial statements

Organization and significant accounting policies

SMA Relationship Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, currently offering multiple series representing separate investment portfolios.

The Trust has four series available for investment, each having its own investment objectives and policies: Series G, Series M, Series S and Series T (each a "Fund", and collectively, the "Funds"). Each of the Funds is classified as diversified investment company with the exception of SMA Relationship Trust—Series M, which is classified as non-diversified for purposes of the 1940 Act. The investment objective of Series G is to provide long-term capital appreciation. Series G pursues its investment objective by investing in equity securities of issuers economically tied to a number of countries throughout the world, excluding the US. The investment objective of Series M is to seek total return consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series S is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Series S pursues its investment objective by investing in equity securities of US small capitalization companies. The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in securities, financial instruments and affiliated investment companies to gain exposure to certain sectors of the fixed income market.

UBS Asset Management (Americas) Inc. ("UBS AM" or "Advisor") serves as the investment advisor and administrator for the Funds. Manulife Asset Management (US) LLC ("Manulife") serves as the subadvisor to Series S. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Funds. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Fund.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In August 2014, the FASB issued Accounting Standard Update No. 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): "Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern" ("ASU 2014-15"). The update provides guidance about management's responsibility to evaluate whether there is substantial doubt about the entity's ability to continue as a going concern and to provide related footnote disclosure. Management has evaluated relevant conditions and events, which are known and reasonably knowable, and has determined that there are no conditions and events that raise substantial doubt about the Funds' ability to continue as a going concern.

SMA Relationship Trust

Notes to financial statements

The following is a summary of significant accounting policies:

Investment transactions and investment income: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation: The books and records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by a Fund to meet its obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent

SMA Relationship Trust

Notes to financial statements

quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Valuation of investments

Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and Good Friday. To the extent that a Fund's assets are traded in other markets on days when the NYSE is not open, the value of a Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

SMA Relationship Trust

Notes to financial statements

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") (formerly UBS AM Global Valuation Committee or GVC) the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

SMA Relationship Trust

Notes to financial statements

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Fund's Portfolio of investments.

Investments

Securities traded on to-be-announced basis: Certain Funds may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Mortgage-backed securities: Certain Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and

SMA Relationship Trust

Notes to financial statements

principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Asset-backed securities: Certain Funds may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's portfolio footnotes.

Derivative instruments

Purchased options: Certain Funds may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments of unaffiliated issuers, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing: Certain Funds may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized

SMA Relationship Trust

Notes to financial statements

gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Funds would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At December 31, 2016, Series T had a maximum payout amount of approximately $7,535,810 relating to written put option contracts.

Futures contracts: Certain Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Forward foreign currency contracts: The Funds, except Series M, may enter into forward foreign currency contracts in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

SMA Relationship Trust

Notes to financial statements

Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate, credit default and total return swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

SMA Relationship Trust

Notes to financial statements

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Fund is the seller of protection are disclosed under the section "Credit default swap agreements on credit indices—sell protection" and "Credit default swap agreements on corporate issues—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge

SMA Relationship Trust

Notes to financial statements

accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended December 31, 2016, except options and swaps for Series T for which the average volume during the year was higher than at year end.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2016 is reflected in the Statement of assets and liabilities.

At December 31, 2016, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Forward foreign currency contracts	$—	$8,939	$8,939
Futures contracts	27,279	—	27,279
Total value	$27,279	$8,939	$36,218

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Total
SMA Relationship Trust—Series T
Forward foreign currency contracts	$—	$(14,623)	$—	$(14,623)
Futures contracts	(70,458)	—	—	(70,458)
Options written	—	(96,663)	—	(96,663)
Swap agreements	—	—	(29,990)	(29,990)
Total value	$(70,458)	$(111,286)	$(29,990)	$(211,734)

Table footnotes begin on page 74.

SMA Relationship Trust

Notes to financial statements

During the period ended December 31, 2016, net realized gains (losses) and change in net unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Total
SMA Relationship Trust—Series T
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$98,793	$—	$98,793
Futures contracts	219,959	—	—	219,959
Options purchased	(211,991)	(205,201)	(189,432)	(606,624)
Options written	8,167	225,712	305,185	539,064
Swap agreements	(144,340)	—	(787,743)	(932,083)
Total net realized gain (loss)	$(128,205)	$119,304	$(671,990)	$(680,891)
Change in net unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$—	$(66,784)	$—	$(66,784)
Futures contracts	7,135	—	—	7,135
Options purchased	139,100	83,399	14,119	236,618
Options written	(72,425)	(5,327)	(35,887)	(113,639)
Swap agreements	(29,121)	—	244,543	215,422
Total change in net unrealized appreciation (depreciation)	$44,689	$11,288	$222,775	$278,752

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options written are shown within options written, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) of options purchased is shown in the Statement of operations in net realized gain (loss) on investments in unaffiliated issuers.

4  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options purchased is shown in the Statement of operations on change in net unrealized appreciation (depreciation) on investments.

Series G had net realized losses of $112,454 on forward foreign currency contracts related to foreign exchange risk and net change in unrealized appreciation of $44,549 on forward foreign currency contracts related to foreign exchange risk.

Offsetting of certain derivatives: The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

SMA Relationship Trust

Notes to financial statements

At December 31, 2016, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were as follows:

Series G

Derivative financial instruments:	Assets	Liabilities
Forward foreign currency contracts	$488,245	$(459,453)
Total gross amount of assets and liabilities subject to MNA or similar agreements	$488,245	$(459,453)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
CITI	$1,274	$—	$—	$1,274
GSI	22,023	(4,156)	—	17,867
HSBC	5,698	—	—	5,698
JPMCB	130,253	(130,253)	—	—
MSC	24,009	(24,009)	—	—
SSB	304,988	—	—	304,988
Total	$488,245	$(158,418)	$—	$329,827
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
GSI	$(4,156)	$4,156	$—	$—
JPMCB	(267,545)	130,253	—	(137,292)
MSC	(187,752)	24,009	—	(163,743)
Total	$(459,453)	$158,418	$—	$(301,035)

At December 31, 2016, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were as follows:

Series T

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$8,939	$(14,623)
Futures contracts[1]	27,279	(70,458)
Options written	—	(96,663)
Swap agreements	—	(29,990)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	36,218	(211,734)
Derivatives not subject to MNA or similar agreements	(27,279)	70,458
Total gross amount of assets and liabilities subject to MNA or similar agreements	$8,939	$(141,276)

Table footnotes begin on page 76.

SMA Relationship Trust

Notes to financial statements

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
JPMCB	$8,939	$(8,939)	$—	$—
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
CITI	$(96,663)	$—	$—	$(96,663)
JPMCB	(14,623)	8,939	—	(5,684)
MSC	(29,990)	—	—	(29,990)
Total	$(141,276)	$8,939	$—	$(132,337)

1  Includes cumulative appreciation (depreciation) of futures contracts as reported in the futures contracts tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts.

Investment advisory and administration fees and other transactions with affiliates

The Funds' Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS AM under which UBS AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS AM for investment advisory services provided by UBS AM.

UBS AM (not the Funds) pays all ordinary operating expenses and commitment fees, excluding extraordinary expenses, incurred by the Funds. Additionally, with respect to Series S, UBS AM (not the Fund) pays Manulife Asset Management a fee for sub-advisory services.

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the year ended December 31, 2016, if any, have been included near the end of each Fund's Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS Group AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended December 31, 2016, were as follows:

Fund	Amount
Series G	$3,009
Series S	5

Bank line of credit

The Funds participate with other funds managed by UBS AM in a $50 million committed credit facility (the "Committed Credit Facility") with JPMorgan Chase Bank. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Fund covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Funds in the

SMA Relationship Trust

Notes to financial statements

Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Funds and the other 50% of the allocation is based on utilization. For the period ended December 31, 2016, the following Funds had borrowings as follows:

Fund	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
Series G	$5,391,143	7	$1,587	1.51%
Series M	6,255,142	5	1,240	1.43
Series S	1,600,000	1	66	1.49

At December 31, 2016, there were no borrowings outstanding.

Commission recapture program

Certain Funds participate in a brokerage commission recapture program. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2016, there were no recaptured commissions.

Purchases and sales of securities

For the period ended December 31, 2016, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases	Sales proceeds
Series G	$110,286,879	$106,265,639
Series M	213,213,555	182,770,284
Series S	36,597,063	49,676,230
Series T	1,071,536,548	1,083,123,514

Shares of beneficial interest

There is an unlimited number of shares of no par value beneficial interest authorized. Transactions in shares of beneficial interest for each of the Funds were as follows:

	Year ended December 31, 2016
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outshanding
Series G	7,966,032	(6,869,329)	1,096,703
Series M	7,142,731	(6,110,457)	1,032,274
Series S	1,597,752	(2,169,691)	(571,939)
Series T	2,753,339	(5,540,015)	(2,786,676)

SMA Relationship Trust

Notes to financial statements

	Year ended December 31, 2015
Fund	Shares sold	Shares repurchased	Net increase in shares outshanding
Series G	12,226,081	(3,822,623)	8,403,458
Series M	5,750,984	(3,832,909)	1,918,075
Series S	5,431,719	(5,138,420)	293,299
Series T	4,710,246	(4,560,705)	149,541

Federal tax status

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

	2016
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
Series G	$5,541,165	$—	$5,541,165
Series M	6,398,390[1]	—	6,398,390
Series S	908,034	4,248,022	5,156,056
Series T	3,140,204	—	3,140,204

1  $6,392,809 considered tax-exempt.

	2015
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
Series G	$1,402,723	$—	$1,402,723
Series M	6,546,236[1]	—	6,546,236
Series S	2,860,386	6,435,678	9,296,064
Series T	3,461,622	—	3,461,622

1  $6,541,946 considered tax-exempt.

At December 31, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term gain	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Total
Series G	$—	$—	$(57,538,016)	$(218,035)	$(57,756,051)
Series M	3,244[1]	—	(2,881,878)	195,852	(2,682,782)
Series S	138,248	298,377	—	8,936,227	9,372,852
Series T	1,574,313	—	(143,795,358)	(110,309)	(142,331,354)

1  $3,244 considered tax-exempt.

SMA Relationship Trust

Notes to financial statements

The difference between book and tax basis net unrealized appreciation (depreciation) of investments is primarily attributed to tax deferral losses on wash sales and the tax treatment of certain derivatives.

Due to inherent differences in the recognition of income, expenses and realized gain (losses) under US GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended December 31, 2016 were as follows:

Fund	Undistributed net investment income	Accumulated net realized gain/(loss)	Beneficial interest
Series G	$304,778	$(304,778)	$—
Series S	3,569	(3,569)	—
Series T	(118,958)	110,111,933	(109,992,975)

These differences are primarily due to the tax treatment of foreign currency transactions, paydown gains and losses, tax character of distributions, the tax treatment of certain derivatives and capital loss carryover expiration.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by a Fund after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

At December 31, 2016, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
Series G	$49,708,616	$7,460,395	$57,169,011
Series T	536,014	6,355,652	6,891,666

At December 31, 2016, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates—December 31,
Fund	2017	2018
Series M	$1,558,662	$—
Series T	115,570,788	21,332,904

During the fiscal year ended December 31, 2016, the following Fund utilized capital loss carryforwards to offset current year capital gains:

Fund	Amount
Series M	$3,953,408

SMA Relationship Trust

Notes to financial statements

During the fiscal year ended December 31, 2016, the following Fund had capital loss carryforwards expire un-utilized:

Fund	Capital loss carryforwards expired
Series T	$109,991,161

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended December 31, 2016, the following Fund incurred, and elected to defer, losses of the following:

	Late year ordinary	Post October capital losses
Fund	losses	Short-term	Long-term
Series G	$369,005	$—	$—
Series M	—	1,323,216	—

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded as of December 31, 2016 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended December 31, 2016, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

SMA Relationship Trust

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of
SMA Relationship Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of SMA Relationship Trust (comprising, respectively, SMA Relationship Trust—Series G, SMA Relationship Trust—Series M, SMA Relationship Trust—Series S and SMA Relationship Trust—Series T) (collectively, the "Funds") as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting SMA Relationship Trust at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 28, 2017

SMA Relationship Trust

Federal tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you in writing as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the percentage of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Fund	Dividends received deduction	Long-term capital gains	Foreign tax credit
Series G	—%	$—	$370,694
Series S	74.41	4,248,022	—

Also, for the fiscal year ended December 31, 2016, the foreign source income for information reporting purposes for Series G was $4,631,204.

For the taxable year ended December 31, 2016, the Funds designate the amounts below as the maximum amount that may be considered qualified dividend income for individual shareholders.

Fund
Series G	58.35%
Series S	77.71

Shareholders should not use the above information to prepare their tax returns. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Funds.

SMA Relationship Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

SMA Relationship Trust

Supplemental information (unaudited)

Trustee and officer information

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Adela Cepeda; 58 PFM Financial Advisors LLC 222 N. LaSalle Street Suite 910 Chicago, IL 60601	Trustee	Since 2004	Ms. Cepeda is managing director at PFM Financial Advisors LLC since 2016. From 1995 to 2016, Ms. Cepeda was founder and president of A.C. Advisory, Inc.	Ms. Cepeda is a trustee of three investment companies (consisting of 24 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (from 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2010 to 2012).

John J. Murphy; 72 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983)	Mr. Murphy is a trustee of three investment companies (consisting of 24 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Murphy is a director (since 2007) of the Legg Mason Equity Funds (54 portfolios) and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).
Abbie J. Smith; 63 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is the Boris and Irene Stern Distinguished Service Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a trustee of three investment companies (consisting of 24 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director and member (since 2003) and chair (until October 2015) of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee of the Dimensional Funds complex (123 Portfolios).

SMA Relationship Trust

Supplemental information (unaudited)

Non-interested Trustees (concluded):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Frank K. Reilly; 81 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646	Chairman and Trustee	Since 2003	Mr. Reilly is the Bernard J. Hank Professor Emeritus of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982), and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a trustee of three investment companies (consisting of 24 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Reilly is a director (since 1994) of Discover Bank and Bank of New Castle, both banks are subsidaries of Discover Financial Services, and Mr. Reilly is Chairman of the Audit Committee for the Bank.

J. Mikesell Thomas; 65 c/o UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

Mr. Thomas is a trustee of three investment companies (consisting of 24 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for NorthShore University HealthSystem, a not-for-profit healthcare organization, and a director and member, (since January 2016) of the Audit Committee of four indirect subsidiaries of Tokio Marine Holdings, Inc., a publicly traded insurance company headquartered in Tokyo, Japan: HCC Life Insurance Co., U.S. Specialty Insurance Co., Houston Casualty Co., and Producers Agriculture Insurance Co. Mr. Thomas was previously a director (2012–October 2015), a member of the Audit Committee (2012–October 2015) and Chairman of the Investment and Finance Committees (2014–October 2015) of HCC Insurance Holdings Inc.; and a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

SMA Relationship Trust

Supplemental information (unaudited)

Interested Trustee:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
E. Blake Moore, Jr.; 58[2]*	Interested Trustee	Since 2015

Mr. Moore is a Managing Director and head of Americas at UBS Asset Management (Americas) Inc. (since March 2015). Mr. Moore is a member of the UBS Asset Management Executive Committee and UBS Americas Executive Committee. Prior to joining UBS Asset Management, Mr. Moore was Executive Vice President, head of distribution at Mackenzie Investments in Canada for over three years. Before this, Mr. Moore spent over six years at Allianz Global Investors in New York where he held a number of senior management roles. Most recently, he was Chief Executive Officer, Allianz Global Investors Fund Management. Prior to Allianz, Mr. Moore served as a member of the Executive Committee and Partner at Nicholas-Applegate Capital Management.

				Mr. Moore is a trustee of three investment companies (consisting of 24 portfolios) for which UBS AM serves as investment advisor or manager.	None

SMA Relationship Trust

Supplemental information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph J. Allessie*; 51	Chief Compliance Officer	Since 2014

Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director (from 2007 to 2015)) at UBS AM and UBS Asset Management (US) Inc. (collectively, "UBS AM—Americas region"). Mr. Allessie is head of compliance and operational risk control for the UBS Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel of UBS AM—Americas region (from 2005 to 2014). Mr. Allessie is the chief compliance officer (prior to which he was interim chief compliance officer (from January to July 2014)) and had served as a vice president and assistant secretary (from 2005 to 2016) of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

Rose Ann Bubloski*; 48	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of registered fund product control of UBS AM—Americas region. She is vice president and assistant treasurer of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

Mark E. Carver*; 53	President	Since 2010

Mr. Carver is a managing director and head of product development and management for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

Thomas Disbrow*; 50	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively

Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director (from 2007 to 2011)) and since January 2016 is global head of registered fund product control (since January 2016) (prior to which he was head of the North American fund treasury administration department of UBS AM—Americas region (from 2011–2015)). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper**; 58	Vice President and Secretary	Since 1999

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS AM—Americas region (since 2004). He has been secretary of UBS AM—Americas region (since 2004) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 48	Vice President and Assistant Treasurer	Since 2006

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (since 2008)) and a senior manager (since 2004) of registered fund product control of UBS AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (concluded):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Tammie Lee*; 45	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director (from 2005 to 2010)) and associate general counsel of UBS AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

Joshua M. Lindauer*; 29	Vice President and Assistant Secretary	Since 2016

Mr. Lindauer is an associate director and associate general counsel of UBS AM—Americas region (since May 2016). Prior to joining UBS AM—Americas region, Mr. Lindauer was an associate counsel at Fred Alger Management, Inc. (from 2015 to 2016) and a paralegal (from 2014 to 2015). From 2010 to 2014, Mr. Lindauer was a law student. Mr. Lindauer is a vice president and assistant secretary of 10 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

William T. MacGregor*; 41	Vice President and Assistant Secretary	Since 2015

Mr. MacGregor is an executive director and deputy general counsel at UBS AM—Americas region. From June 2012 through July 2015, Mr. MacGregor was Senior Vice President, Secretary and Associate General Counsel of AXA Equitable Funds Management Group, LLC and from May 2008 through July 2015, Mr. MacGregor was Lead Director and Associate General Counsel of AXA Equitable Life Insurance Company. Mr. MacGregor is a vice president and assistant secretary of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

Nancy D. Osborn*; 50	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of registered fund product control department of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders*; 51	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller*; 55	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel of UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

Mandy Yu*; 33	Vice President	Since 2013

Ms. Yu is an associate director (since 2015) (prior to which she was an authorized officer (from 2012 to 2015)) and tax compliance manager (since 2013) of registered fund product control of UBS AM—Americas region. She was a fund treasury manager (from 2012 to 2013) and a mutual fund administrator (from 2007 to 2012) for UBS AM—Americas region. Ms. Yu is a vice president of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

2  Mr. Moore is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS AM.

Trustees

Frank K. Reilly
Chairman

Adela Cepeda

Blake Moore

John J. Murphy

Abbie J. Smith

J. Mikesell Thomas

Principal Officers

Mark E. Carver
President

Mark F. Kemper
Vice President and Secretary

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

©2017 UBS Asset Management (Americas), Inc. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S303

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  J. Mikesell Thomas.  Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)         Audit Fees:

For the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $129,402 and $169,752, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $26,968 and $35,800, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2016 and 2015 semiannual financial statements, (2) agreed upon procedures for the Funds’ fiscal years ended 2016 and 2015.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $44,130 and $28,800 respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax returns, assistance with excise tax distribution requirements  and assistance with identification of passive foreign investment companies.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended December 31, 2016 and December 31, 2015, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)         To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the SMA Relationship Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the SMA Relationship Trust, as well as with the SMA Relationship Trust’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the SMA Relationship Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)         To pre-approve all non-audit services to be provided to the SMA Relationship Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(c)          To pre-approve all non-audit services to be provided by the SMA Relationship Trust’s independent auditors to the SMA Relationship Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the SMA Relationship Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the SMA Relationship Trust, when, without such pre-approval by the Committee, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(d)         To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)          To consider whether the non-audit services provided by the SMA Relationship Trust’s independent auditor to the SMA Relationship Trust’s investment advisor or any advisor affiliate that provides on-going services to the SMA Relationship Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e) (2)                Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2016 and December 31, 2015 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2016 and December 31, 2015 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2016 and December 31, 2015 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2016 and December 31, 2015 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2016 and December 31, 2015 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2016 and December 31, 2015 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)           According to E&Y, for the fiscal year ended December 31, 2016, if greater than 50%, specify  the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y.  According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)          For the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate fees billed by E&Y of $193,598 and $366,647, respectively, for non-audit services rendered to the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2016	2015
Covered Services	$68,598	$64,600
Non-Covered Services	$125,000	$302,047

(h)         The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, Secretary of the Trust, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company                             Act of 1940 sent or given during the period covered by the report by or on behalf of the      registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

(c)                Iran related activities disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 13, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 13, 2017

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	March 13, 2017